EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(Name of Debtors)

Monthly Operating Report for
the period ended January 31, 2003 **

Debtors’ Address:
One North Main Street
Coudersport, PA 16915

Willkie Farr & Gallagher

(Debtors’ Attorneys)

Monthly Operating Loss: $9,771
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date:  February 28, 2003

/s/ Christopher T. Dunstan

Christopher T. Dunstan Executive Vice President, Treasurer and Chief Financial Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

*  Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision.  The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
 UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share amounts)

January 31, 2003

ASSETS:
Property, plant and equipment - net	$7,142,399
Intangible assets - net	15,452,771
Cash and cash equivalents	429,788
Restricted cash	41,834
Investments	24,569
Subscriber receivables - net	217,532
Prepaid expenses and other assets - net	525,024
Intercompany receivables	27,277,494
Related party receivables	1,807,690

Total assets	$52,919,101

LIABILITIES, CONVERTIBLE PREFERRED STOCK, COMMON STOCK AND OTHER STOCKHOLDERS’ EQUITY:
Parent and subsidiary debt	$201,384
Accounts payable	196,764
Subscriber advance payments and deposits	113,061
Accrued interest and other liabilities	334,131
Intercompany payables	237,700
Related party payables	46
Deferred income taxes	2,004,599

3,087,685

Liabilities subject to compromise:
Parent and subsidiary debt	13,500,212
Parent and subsidiary debt under co-borrowing credit facilities	2,846,156

16,346,368
Accounts payable	1,100,124
Accrued interest and other liabilities	405,729
Intercompany payables	27,037,879
Related party payables	1,362,240

Total liabilities subject to compromise	46,252,340

Total liabilities	49,340,025

Minority interests	561,362

Cumulative redeemable exchangeable preferred stock	148,794

Convertible preferred stock, common stock and other stockholders’ equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized, 254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(7,023)
Accumulated deficit	(3,591,791)
Treasury stock, at cost	(149,401)

5,715,076
Reduction in stockholders’ equity from amounts under co-borrowing credit facilities	(2,846,156)

Total convertible preferred stock, common stock and other stockholders’ equity	2,868,920

Total liabilities and stockholders’ equity	$52,919,101

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

	For the Month Ended January 31, 2003	For the Seven Months Ended January 31, 2003

Revenues	$278,085	$1,950,035
Cost and expenses:
Direct operating and programming	141,968	847,990
Selling, general and administrative	63,021	428,502
Depreciation and amortization	71,954	517,646
Impairment of long-lived and other assets	—	72,134
Non-recurring professional fees	2,412	33,429
Estimated provision for accounting changes	2,000	53,000

Operating loss before reorganization expenses due to bankruptcy	(3,270)	(2,666)
Reorganization expenses due to bankruptcy	6,501	45,734

Operating loss	(9,771)	(48,400)

Other (expense) income:
Interest expense	(32,666)	(240,828)
Minority interest in income (losses) of subsidiaries	253	(980)
Other-than-temporary impairment of investment and other assets	—	(145,088)
Loss on sale of assets	—	(1,551)
Other	1,957	2,048

Total	(30,456)	(386,399)

Net loss applicable to common stockholders	$(40,227)	$(434,799)

Net loss per weighted average share – basic and diluted	$(0.16)	$(1.71)

Weighted average shares outstanding (in thousands) – basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	For the Month Ended January 31, 2003	For the Seven Months Ended January 31, 2003

Cash flows from operating activities:
Net loss	$(40,227)	$(434,799)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	71,954	517,646
Impairment of long-lived and other assets	—	72,134
Other-than-temporary impairment of investments and other assets	—	145,088
Minority interest in income of subsidiaries	(253)	980
Loss on sale of assets	—	1,551
Reorganization expenses due to bankruptcy	6,501	45,734
Non-recurring professional fees, net of amounts paid	(1,109)	10,811
Change in assets and liabilities:
Subscriber receivables – net	2,327	(7,194)
Prepaid expenses and other assets – net	5,600	(33,570)
Accounts payable	(5,616)	210,809
Subscriber advance payments and deposits	25,966	35,229
Accrued interest and other liabilities	6,493	42,295
Intercompany receivables and payables – net	64	11,237

Net cash provided by operating activities before reorganization expenses	71,700	617,951
Reorganization expenses paid during the period	(4,576)	(23,271)

Net cash provided by operating activities	67,124	594,680

Cash flows from investing activities:
Acquisitions	(8)	(145)
Expenditures for property, plant and equipment	(48,109)	(386,178)
Investments in other joint ventures	9	(740)
Related party receivables and payables – net	1,070	(15,266)

Net cash used in investing activities	(47,038)	(402,329)

Cash flows from financing activities:
Proceeds from debt	—	200,000
Payments of debt	(6,252)	(16,952)
Payment of debtor in possession bank financing costs	—	(47,544)

Net cash (used in) provided by financing activities	(6,252)	135,504

Increase in cash and cash equivalents	13,834	327,855
Cash and cash equivalents, beginning of period	457,788	143,767

Cash and cash equivalents, end of period	$471,622	$471,622

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1.  Organization, Business and Proceedings under Chapter 11

          Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia.   Cable systems owned by Adelphia (the “Company Systems”) are located in 29 states and Puerto Rico, and are organized primarily into six strategic clusters:  Los Angeles, PONY (Western Pennsylvania, Ohio and Western New York), New England, Florida, Virginia and Colorado Springs.  The Company’s Systems are located primarily in suburban areas of large and medium-sized cities within the 50 largest television markets.

          Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code.  The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas family”).  The Non-filing entities as of January 31, 2003 are Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture and Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. (“Non-filing entities”).  On September 30, 2002, Century-ML Cable Venture (“CMLCV”), a subsidiary of the Company, filed a voluntary petition to reorganize under Chapter 11 (see Note 18) and has been excluded from the materiality impact of Non-filing entities below.

Materiality Impact of Non-filing entities
as of and for the Month Ended
January 31, 2003

	Unaudited Consolidated Financial Statements	Non-filing entities	Percent of Non-filing entities to the Unaudited Consolidated Financial Statements

Balance Sheet:
Total Assets	$52,919,101	$98,136	0.19%
Total Liabilities	49,340,025	74,664	0.15%
Convertible preferred stock, common stock and other stockholders’ equity	2,868,920	23,472	0.82%
Total Liabilities & Equity	$52,919,101	$98,136	0.19%
Statement of Operations:
Revenues	$278,085	$8,430	3.03%
Operating income, as adjusted for the impairment of long-lived and other assets, the estimated provision for accounting changes, non-recurring professional fees, and reorganization expenses due to the Chapter 11 filing of the Company	$1,142	$1,746	152.89%

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

          Adelphia Business Solutions, Inc. and subsidiaries (“Adelphia Business Solutions”) was a consolidated subsidiary of Adelphia as of December 31, 2001.  Adelphia Business Solutions owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services under the name Adelphia Business Solutions. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of Adelphia Business Solutions owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”).  As a result of the Spin-off, the Rigas family holds a majority of the total voting power of Adelphia Business Solutions common stock.  The distribution of Adelphia Business Solutions common stock was recorded on the date of the Spin-off.  Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of Adelphia Business Solutions as of January 31, 2003 and for the period from July 1, 2002 through January 31, 2003.

Bankruptcy Proceedings

          On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-filing entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Debtors are operating their business as debtors-in-possession.  On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”).  In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”).  The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization.  On October 4, 2002, Adelphia filed a motion seeking an extension of the exclusive period within which to file a plan of reorganization and solicit acceptances thereof (the “Motion”).  The Motion was heard on October 25, 2002 and the Company was granted the extension through February 21, 2003 and April 21, 2003, respectively.   On February 12, 2003, Adelphia filed a motion seeking a further extension of the exclusive period within which to file a plan of reorganization and solicit acceptances thereof, which is scheduled to be heard by the Bankruptcy Court on March 17, 2003.

Bankruptcy Costs

          In connection with finalizing the plan of reorganization, the Company will incur certain costs and fees.  These expenses will be due once the plan of reorganization is approved by the court and include cure costs, financing fees and success fees.  The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees.  Currently, these contingent fees are estimated to be approximately $20,000.  As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the unaudited consolidated financial statements.

Basis of Presentation

          Until a plan or plans of reorganization are confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”).    These unaudited consolidated financial statements are not intended to present fairly the financial position of the Companyas of January 31, 2003, or the results of its operations or its cash flows for the one and seven month periods ended January 31, 2003 in conformity with GAAP because the unaudited consolidated financial statements exclude the financial position and results of operations of the Non-filing entities and CMLCV.  Furthermore, the unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

          The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern.  As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

          SOP 90-7 requires (i) that pre-petition liabilities that are subject to compromise be segregated in the Company’s unaudited consolidated balance sheet as liabilities subject to compromise and (ii) that revenues, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the Company’s bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations.  See Note 5 to these unaudited consolidated financial statements for further discussion.

          As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events, including the Company’s debt structure, actions taken by prior management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty.  In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers, for a Debtor-in-Possession Credit Facility (the “DIP Facility” or “DIP Lenders”).  See Note 2 to these unaudited consolidated financial statements for further discussion.  The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern;  however, there can be no assurance of this.  The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due.  In the event a Chapter 11 plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity.  Until a plan or plans of reorganization are confirmed by the Bankruptcy Court and become effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings.  Furthermore, the effect on the Company’s business from the terms and conditions of such a plan of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

          The accompanying unaudited consolidated financial statements have been derived from the books and records of the Debtors.  However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP.  Upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes, and these changes could be material.  The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems.  In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company has discontinued amortizing its purchased franchises and goodwill as of January 1, 2002.  SFAS No. 142 requires testing for impairment annually of goodwill and indefinite-lived intangible assets, or more frequently as warranted by events or changes in circumstances.  At this time, the Company has not completed its impairment test of purchased franchises and goodwill.  Any such adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements.  Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of.  Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements.  Furthermore, the Debtors disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by prior management was unreliable.  As such, the books and records of the Debtors

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

from which the accompanying unaudited consolidated financial statements are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

          The Debtors are reviewing the books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended.  The Debtors reserve the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements.  These accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records.  The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

          All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation.  GAAP would require that these intercompany balances be eliminated in the consolidation.  See Note 8 to these unaudited consolidated financial statements for further discussion.

          As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted.  In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein.  For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000.  As further discussed in Dismissal of Former Independent Public Accountants below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audits as of and for the years ended December 31, 1999 and 2000.

Corrections in Accounting Policies and Practices

          Effective January 1, 2003, in order to be in accordance with GAAP, the Company corrected many of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) with respect to the accounting for capitalization of labor, labor-related expenses, certain overhead expenses, and certain materials used in the maintenance of its cable systems.  Under prior management’s accounting policies and practices, labor and labor-related costs for service calls and normal, ongoing maintenance to cable systems were being accounted for at least in substantial, if not in total part as capitalized costs in PP&E.  Current management has determined that these costs should be expensed as incurred, rather than capitalized, and will reflect such costs in the monthly unaudited consolidated statement of operations as expenses beginning January 1, 2003. The monthly impact to the unaudited consolidated statement of operations from the corrections in the Company’s erroneous accounting policies and practices for PP&E is estimated to be a net increase in expenses of approximately $9,000 in January 2003 as compared to the average of the July 2002 through December 2002 results in the unaudited consolidated statement of operations previously filed in Monthly Operating Reports with the Bankruptcy Courts. The impact to the unaudited consolidated statement of operations in the future may vary based upon levels of activities.

           The total monthly impact to the unaudited consolidated statement of operations from these corrections in the Company’s erroneous accounting policies and practices for PP&E is estimated to be an increase in expenses of approximately $19,000 per month. However, as discussed in Note 13, the Company recorded an adjustment expensing approximately $21,000 for the period from July 1, 2002 through December 31, 2002 for costs erroneously capitalized under prior management accounting policies and practices. The adjustment recorded in December, which increases expenses by an average of approximately $3.5 million per month, is included in the increase in expenses of approximately $19,000, noted above. Furthermore, as discussed in Note 3, the Company has been recording an estimated provision for accounting changes of $8,500 per month since January 1, 2002, which offsets the $19,000 estimate. Based on the correction in the accounting policies and practices PP&E, beginning on January 1, 2003, the Company will reduce the monthly estimated provision for accounting changes to $2,000 for estimated future accounting adjustments, including further adjustments in PP&E. There can be no assurance, however, that future adjustments will

          .

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

not be greater than such estimate.

          Current management has not completed its review of the Company’s historical books and records, accounting policies and practices, and financial statements, and is continuing its comprehensive evaluation of accounting policies and practices regarding PP&E, including the capitalization of costs in accordance with the provisions of SFAS No. 51, “Financial Reporting by Cable Television Companies”. The scope and magnitude of further corrections in erroneous accounting policies and practices including those related to PP&E has not been determined at this time; however, such corrections may result in further adjustments and these adjustments may be material. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E have not yet been finalized. The impact of any other further changes could be material.

Dismissal of Former Independent Public Accountants

          As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

          As a result of actions taken by the former management of the Company, the Company has not yet completed its financial statements as of and for the year ended December 31, 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the year ended December 31, 2001.  Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 and does not anticipate timely filing its Annual Report on Form 10-K as of and for the year ended December 31, 2002.   As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001.  As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on current management’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001.  The Company expects to restate its financial statements for years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods.  Current management took control of the Company in May 2002 and, on June 13, 2002, retained PwC as independent accountants.  The Company’s Board of Directors and the Audit Committee of the Board of Directors approved the decision to change independent accountants.  At this time, PwC has not completed the audits for the years ended December 31, 1999, 2000 and 2001.  See Note 3 to these unaudited consolidated financial statements for further information.

          On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct.  The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages.   Deloitte has filed preliminary objections to the complaint.

2.  Debt and Other Obligations

          Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations.  Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations.  All of the pre-petition obligations are classified as liabilities subject to compromise as of January 31, 2003.  See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

          In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility led by J.P. Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers.  The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

any loan party that is confirmed pursuant to an order of the Bankruptcy Court (“Termination Event”).  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement.  The DIP Facility is secured with a first priority lien on all its unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (“Tranche A Loans”) and a $200,000 loan (“Tranche B Loan”).  Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.   On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Facility Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank.  The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined.  Based on the DIP Facility’s terms and conditions, the proceeds from the Tranche B Loan have been recorded on the unaudited consolidated balance sheet as cash and cash equivalents and parent and subsidiary debt.  Furthermore, as of January 31, 2003, the Company issued letters of credit totaling $37,809 against the Tranche B Loan proceeds.

          The terms of the DIP Facility contain certain restrictive covenants which include limitations on the incurrence of additional guarantees, liens and indebtedness, limitations on the sale of assets, and the funding of capital expenditures.  The DIP Facility will also require that the Company meet certain financial covenants, which are to be determined, except as noted below.  On February 14, 2003, the DIP lenders approved an amendment to the DIP Facility amending the dates that the Company is required to submit a long-term budget to April 15, 2003, and set certain financial covenants in consultation with the DIP Lenders to no later than May 15, 2003.  The amendment also approved capital spending for the months of March through May 2003.  The DIP Facility, as amended, currently limits the Company’s capital spending to $330,000 during the period from December 1, 2002 to February 28, 2003 and for the same amount during the period from March 1, 2003 to May 31, 2003.  The Company also obtained a waiver of certain previously disclosed defaults.  The Company believes it is materially in compliance with all requirements referred to in the DIP Facility.

          As of January 31, 2003, the Company has $300,000 availability under the DIP Facility.  The remaining $1,000,000 of availability is subject to satisfaction by the Company of certain conditions.

Co-Borrowing Credit Facilities

          As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas family.  Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas family.  Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

          As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the year ended December 31, 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods.  As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas family for which subsidiaries of the Company are jointly and severally liable.  Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding reduction in stockholders’ equity.  As consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in the stockholder’s equity included in the Company’s unaudited financial statements has yet to be finalized.  The final accounting treatment may result in materially different treatment from that presented herein.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Parent and Subsidiary Debt

          The following information is an update as of January 31, 2003 of certain disclosures included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000.

January 31, 2003

Parent Debt:
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6% Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	202,447

Total subsidiary debt	$6,784,552

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,701,596
Co-borrowing credit facilities	2,846,156

$16,547,752

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

          Total parent and subsidiary debt, exclusive of co-borrowing credit facilities, of $13,701,596 consists of liabilities subject to compromise of $13,500,212, bank financing under the DIP facility of $200,000 and capital leases of $1,384.

Weighted average interest rate payable by subsidiaries under credit agreements with banks	5.01%

Interest Expense

          Interest expense on notes to banks and capital leases totaling $32,666 and $240,828 has been reported in the unaudited consolidated statements of operations for the one and seven month periods ended January 31, 2003, respectively, of which $13,396 and $98,418 is attributable to the Rigas family owned entities within CO-borrowing credit facilities.  In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim.  Had the Company not filed voluntary petitions under Chapter 11, the amount of the interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and seven month periods ended January 31, 2003 is $94,289 and $675,438, respectively.

3.  Estimated Provision for Accounting Changes

          As discussed in Note 1, PwC, the Company’s independent accountants, has not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000.  However, based on information known at this time, current management has recorded an estimated provision related to expected adjustments in the amount of $8,500 and $51,000 for the respective one and six month periods ended December 31, 2002.  For the twelve months ended December 31, 2002, the Company recorded $102,000 related to expected adjustments.  As more fully discussed in Note 1, beginning January 1, 2003, the Company reduced the estimated provision for accounting changes to $2,000 per month because of corrections made to the Company’s accounting policies and practices in PP&E.  Such adjustments have been included in the Company’s Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) computation in Note 17.

          As disclosed in the Company’s Current Report on Form 8-K filed on June 10, 2002, current management determined that it would make certain adjustments to its results of operations and restate its financial statements as of and for the years ended December 31, 2000 and 2001.  Based on information known at that time, current management expected to record estimated adjustments totaling approximately $160,000 and $210,000 to reduce the results of operations in 2000 and 2001, respectively.  Such estimates correct items in operating results previously announced by prior management, including, but not limited to, capitalization of labor expenses, the expensing of certain programming costs, improperly reducing the Company’s operating expenses for “marketing support” payments and the impairment of financial instruments.  Final adjustments to any prior year financial statements will be made by management at the completion of the audits by PwC.  The final adjustments in 2000 and 2001 could materially exceed the amount estimated by current management.

          Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003.  These adjustments may be material to the accompanying unaudited financial statements.

4.  Liabilities Subject to Compromise

          As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as debtors-in-possession under Chapter 11 since June 25, 2002.  The Company is authorized to operate its business in the ordinary course.

          As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  Although pre-petition claims are

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to employee wages, salaries, commissions, incentive compensation and other related benefits.  The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Company may reject pre-petition executory contracts and unexpired leases with respect to the Company’s operations, with the approval of the Bankruptcy Court.  Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise.  Adelphia will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court.  A bar date is the date by which claims against the Company must be filed if the claimants wish to receive any distribution in the Chapter 11 cases.  No bar date has yet been set by the Bankruptcy Court.  Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim.  The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization as discussed in Note 1.  Accordingly, the ultimate amount of such liabilities is presently not determinable.  On December 2, 2002, the Company filed a motion with the Bankruptcy Court to extend the deadline for filing its Statement of Financial Affairs and Schedules.  The motion was heard on December 19, 2002 and the Bankruptcy Court granted the extension through April 23, 2003.

          As of January 31, 2003, the Company had liabilities subject to compromise of $46,252,340.   Liabilities subject to compromise have been reported in accordance with SOP 90-7.  Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.   Such adjustments may be material to the amounts reported as liabilities subject to compromise.

          Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted.  Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5.  Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

          The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by prior management.  These expenses include the re-audit, legal,  special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the unaudited consolidated statements of operations.  Such expenses are not expected to recur in the foreseeable future and therefore, have been excluded from the Company’s EBITDA computation in Note 17.   The Company and its legal counsel are currently confirming the treatment of the Company’s provisional allocation of its non-recurring professional fees to all of its joint ventures and related parties.

          Based on current management’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations.  These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6.  Accounts Payable, Accrued Expenses and Other Liabilities

          To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of January 31, 2003.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

          As stated in Note 1, the Company is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended.  Management is currently performing a review to substantiate the completeness of all liabilities.  Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.  In December 2002, the Company recorded additional liabilities, primarily related to contract liabilities of $11,145 with programmers for the period from July 1, 2002 through December 31, 2002.

7.  Preferred Stock Dividends

          In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases.  Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $40,250  for the respective one and seven month periods ended January 31, 2003.

8.  Intercompany Receivables and Payables

          The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company, including Non-filing entities and CMLCV (see Note 18).  The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in liabilities in the unaudited consolidated balance sheet.  Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized.  The intercompany balances do not net to zero due to the Non-filing entities and CMLCV being included in these balances, as discussed in Note 1.

9.  Related Party Receivables and Payables

          Related party receivables and payables represent advances to and payables from certain related parties, including Adelphia Business Solutions and entities owned and/or controlled by the Rigas family.  Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the unaudited consolidated balance sheet.  Related party payables have been segregated between pre and post bankruptcy petition, and none of the related party balances have been collateralized.

          In October 2002, the Company recorded a reserve of $5,075 against management service fee invoiced to Adelphia Business Solutions for the period from June 2002 through October 2002.  For the months ended November 30 and December 31, 2002 and January 31, 2003, an additional $2,700 reserve was recorded against management service fee revenue invoiced to Adelphia Business Solutions.  Management is continuing to evaluate the recoverability of related party receivables and may record additional reserves in the future.

10.  Cash and Cash Equivalents

          The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.  As required by an agreement with the Company’s insurance provider, the Company restricted cash for the payment of franchise obligations in the amount of $31,456 as of January 31, 2003.   Included in restricted cash is $10,378 related to working capital transactions for certain acquisitions of cable systems from Verizon that were completed in February 2002.

          As discussed in Note 2, also included in cash and cash equivalents are the proceeds of the Tranche B Loan of $200,000.

11.  Subscriber Receivables

          Subscriber receivables consist of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $10,119.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

12.  Prepaid Expenses and Other Assets - Net

          Included in prepaid expenses and other assets - net are unamortized deferred loan fees of $154,976.  Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise.  See Note 4 to these unaudited consolidated financial statements for further discussion.  SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim.  Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be recorded as reorganization expenses due to bankruptcy in the unaudited consolidated statement of operations.

13.  Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

          As discussed in Note 1, the Company’s current management is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended.  Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000.  The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 1999, 2000, 2001 and 2002.  The adjustments may be material to these periods.

          Listed below are certain investments and other assets for which (with the exception of the property, plant and equipment, net, and intangible assets) the Company has recorded an asset impairment charge during the seven month period ended January 31, 2003.  All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the year ended December 31, 2001 and the re-audits as of and for the years ended December 31, 1999 and 2000.

Praxis Capital Ventures, L.P.

          As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC, a Delaware limited liability company (“Praxis Capital”), and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P., a Delaware limited partnership (“PCVLP”), in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner.   Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market.  At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247.  In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP.  The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market.  In July 2002, the Company recorded a reserve against its remaining investment in PCVLP and the related prepaid management service fees.

          Peter L. Venetis, the son-in-law of John J. Rigas, is the managing director of Praxis Capital Management, LLC.

Devon Mobile Communications, L.P.

          The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states.  Devon Mobile had certain business and contractual

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as Adelphia Business Solutions in January 2002.   In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that Adelphia Business Solutions elected to terminate certain services significant to Devon Mobile’s operations.  Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002.  In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively.  In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional asset impairment of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and incremental investment that is expected to result from the Company’s restatement of prior year financial information.  On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations.  As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile.

Internal Operations, Call Center and Billing System

          From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of the Convergence system, the Company decided not to pursue continued rollout and terminated additional funding for the system.  In October 2002, the Company recognized an impairment charge related to the acceleration of the estimated useful life of the Convergence system in the amount of $63,910.  Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002.  The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Buffalo Sabres

          As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Parties.  Among other assets, NFHLP owns the Buffalo Sabres, a National Hockey League team.  The Company has made approximately $165,000 of loans and advances to NFHLP and its subsidiaries.  In November 2002, the Company recognized impairment of those loans and advances of approximately $31,500.  This write-down, combined with anticipated adjustments relating to restatement of the Company’s prior year financial statements of approximately $79,000 and reserves previously recorded by the Company, will reduce the net book value of the Company’s loans to NFHLP and its subsidiaries to an amount which approximates expected net proceeds from the sale of the team.  On November 21, 2002, the National Hockey League, which is currently managing the affairs of NFHLP, gave conditional approval to the sale of the team.  On January 13, 2002, the NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York (the “Niagara Bankruptcy Court”).  The process to sell the team is ongoing with the protocol to be established by the Bankruptcy Court.  In connection with the DIP facility of the Niagara Debtors (the “Niagara DIP facility”), by order dated January 14, 2003, the Bankruptcy Court authorized the Company to  consent to the “priming” of certain liens, security interests and claims that the Company holds against the Niagara Debtors to the liens and claims granted to the Niagara DIP lender of the Niagara Debtors and  agree to not support any attempt to relocate the Buffalo Sabres franchise from Buffalo, New York unless pursuant to the terms of such relocation all obligations of the Niagara Debtors to their DIP lender have been paid in full.  By order dated February 5, 2003, the Bankruptcy Court authorized the Company to: (a) submit to the exclusive jurisdiction of the Niagara Bankruptcy Court in all matters related to the sale process of section 363 of the Bankruptcy Code described in the Niagara DIP facility of the Niagara Debtors; (b) consent to the sale of certain assets of the Niagara Debtors in connection with any sale process pursuant to section 363  of the Bankruptcy Code described in the Niagara DIP facility of the Niagara Debtors; and (c) consent to the “priming” of certain liens, security interests, and claims that the Debtors hold against the Niagara Debtors

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

to any breakup fees or expenses, which are approved by the Niagara Bankruptcy Court, in connection with any sale process pursuant to section 363 of the Bankruptcy Code.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

          In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs.  The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers.  The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002.  The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000.  The remaining net book value of the property, plant and equipment of approximately $20,000 is being depreciated over its estimated remaining useful life of five months, beginning in November 2002.  Furthermore, in November 2002, the Company recognized an additional impairment of approximately $6,900 on certain assets that are expected to be sold.

Interactive Digital TV Investments

          The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures.  In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary.  These adjustments, coupled with expected prior period adjustments, will reduce the Company’s investment in such ventures to approximately $200.

Property, Plant and Equipment, Net, and Intangible Assets

          As stated previously, the Company’s property, plant and equipment, net, and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment.  The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment or intangible assets at December 31, 1999, 2000, 2001 and 2002, as well as results of operations for the periods then ended.  These issues should not be considered the only issues related to these assets that are under evaluation by current management, and management reserves the right to amend, update or supplement this information.

          In December 2002, the Company recorded an adjustment expensing approximately $21,000 of capitalized labor and overhead costs for the period from July 1, 2002 through December 31, 2002 that were erroneously capitalized under prior management’s accounting policies.  As more fully discussed in Note 1, effective January 1, 2003, the Company corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for capitalization of labor, labor-related expenses, certain overhead expenses and certain materials used in the maintenance of its cable systems.  As stated previously, current management is continuing to review its books and records and other information on an on-going basis; therefore, this adjustment should not be considered the finalization of issues in this area.

14.  Derivative Instruments and Hedging Activities

          The Company manages its interest rate risk through the use of interest protection instruments such as interest rate swaps, caps and collars.  The use of such interest rate protection instruments, as required by the Company’s debt obligations, is intended to minimize the volatility of cash flows caused by interest rate fluctuations.  Prior management of the Company determined that these instruments were not hedging instruments under the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” and, therefore, changes in fair value are recorded in the unaudited consolidated statement of operations.  For the one and seven month periods ended January 31, 2003, changes in fair value recognized in the unaudited consolidated statement of operations were not material to the unaudited consolidated statement of operations.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

15.  Net Loss Per Weighted Average Share of Common Stock

          Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7).  Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented.  In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16.  Supplemental Cash Flow Information

Interest Paid

          Cash payments for interest were $32,689 and $251,489 for the one and seven month periods ended January 31, 2003, respectively.  Additionally, included in these amounts for the one and seven month periods ended January 31, 2003, the Company made cash payments of $13,388 and $108,605, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas family owned entities.  Such payments are included in the related party receivables and payables, net in the unaudited consolidated statements of cash flows.

Non Cash Activities

          Capital leases entered into during the one and seven months ended January 31, 2003 were $63 and $1,511, respectively.

17.  EBITDA

          The following is a recap of EBITDA from the unaudited consolidated statements of operations for the one and seven month periods ended January 31, 2003.  EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses.  EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

          On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP.  This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation and reconciliation of the most directly comparable GAAP financial measure.  Since EBITDA is primarily used as a liquidity measure, presented below is a reconciliation to the net cash provided by operating activities as presented in the Company’s unaudited consolidated statement of cash flows.

          Current management believes that the non-recurring professional fees in Note 5 and the other-than-temporary impairment of investments, long-lived assets and certain other assets in Note 13 are of a nature that the expenses and adjustments are not expected to recur in the foreseeable future and, therefore, have been excluded from the EBITDA calculation below.

	For the Month Ended January 31, 2003	For the Seven Months Ended January 31, 2003

Operating (loss) income before reorganization expenses due to bankruptcy	$(3,270)	$(2,666)
Depreciation and amortization	71,954	517,646
Impairment of long-lived and other assets	—	72,134
Non-recurring professional fees	2,412	33,429

EBITDA	$71,096	$620,543

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Reconciliation of EBITDA to Net Cash from Operating Activities -

	For the Month Ended January 31, 2003	For the Seven Months Ended January 31, 2003

EBITDA	$71,096	$620,543
Changes in Operating Assets and Liabilities:
Subscriber receivables - net	2,327	(7,194)
Prepaid expenses and other assets - net	5,600	(33,570)
Accounts payable	(5,616)	210,809
Subscriber advance payments and deposits	25,966	35,229
Accrued interest and other liabilities	6,493	42,295
Intercompany receivables and payables - net	64	11,237

Subtotal	105,930	879,349
Other Reconciling Items:
Reorganization expenses paid during the period	(4,576)	(23,271)
Non-recurring professional fees paid during the period	(3,521)	(22,618)
Interest expense	(32,666)	(240,828)
Other	1,957	2,048

Net cash provided by operating activities	$67,124	$594,680

18.  Century-ML Cable Venture Bankruptcy Filing

          On September 30, 2002, CMLCV, a joint venture between Adelphia’s wholly-owned subsidiary, Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York.  CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico.  At this time, CMLCV is expected to generate sufficient cash to fund operations and capital requirements.  The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

          As of January 31, 2003, CMLCV’s total assets, total liabilities and equity were $121,386, $14,114  and $107,272, respectively.  For the month ended January 31, 2003, CMLCV’s revenues and operating income were $878 and $272, respectively.

          CMLCV, as of October 2002, is filing a separate monthly operating report with the Bankruptcy Court.  As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, a Rigas family partnership.  In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to a payment of $279,800 to ML Media for its 50% ownership in CMLCV.  If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV or Century may be required to surrender its 50% ownership in CMLCV to ML Media.  A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.”  The Court granted summary judgment only to such extent.  On February 21, 2003, CMLCV filed its Schedules of Assets and Liabilities and Statement of Financial Affairs with the Bankruptcy Court.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

19.  Bankruptcy Court Reporting Schedules

          The Bankruptcy Court reporting schedules included in this report on pages 19 through 62 are for the period from January 1 through January 31, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP.  The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES
Summary

	For the Month Ended January 31, 2003	Reference

Gross wages paid	$45,342,312	Schedule I
Employee payroll taxes withheld	10,260,246	Schedule I
Employer payroll taxes due	4,755,701	Schedule I
Payroll taxes paid*	13,927,890	Schedule II*
Sales and other taxes due	6,135,677	Schedule III
Gross taxable sales	102,368,836	Schedule III
Real estate and personal property taxes paid	2,196,799	Schedule IV
Sales and other taxes paid	5,942,814	Schedule V
Cash disbursements	292,058,598	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended January 31, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due

January 10, 2003	$20,493,569	$4,527,998	$1,726,875
January 24, 2003	$24,848,743	$5,732,247	$3,028,826

Total	$45,342,312	$10,260,246	$4,755,701

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 1 of 4

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended January 31, 2003

Payee	Payroll Taxes Paid	Payment Date

NTERNAL REVENUE SERVICE	$148,994	01/03/2003
CITY OF DANVILLE	71	01/03/2003
CENTRAL TAX BUREAU OF P	48	01/03/2003
CITY OF CINCINNATI	61	01/03/2003
CITY OF DANVILLE	92	01/06/2003
BUREAU OF EMPLOYER TAX OPERATIO	2,302	01/06/2003
INDIANA DEPARTMENT OF WORKFORCE	207	01/07/2003
NORTH CAROLINA DEPT OF REVENUE	11,500	01/09/2003
WEST VIRGINIA DEPT OF TAX & REV	6,702	01/09/2003
VILLAGE OF DUBLIN	44	01/09/2003
MICHIGAN DEPARTMENT OF REVENUE	100	01/09/2003
UTAH STATE TAX COMMISSION	253	01/09/2003
MISSISSIPPI STATE TAX COMMISSN	1,128	01/09/2003
INTERNAL REVENUE SERVICE	92,288	01/10/2003
STATE OF CONNECTICUT	16,341	01/10/2003
STATE OF MARYLAND	1,002	01/10/2003
STATE OF PENNSYLVANIA	92	01/10/2003
STATE OF VIRGINIA	3,325	01/10/2003
STATE OF WEST VIRGINIA	952	01/10/2003
STATE OF ARIZONA	1,922	01/13/2003
STATE OF CALIFORNIA	155,490	01/13/2003
STATE OF COLORADO	24,976	01/13/2003
STATE OF CONNECTICUT	1,933	01/13/2003
STATE OF DELAWARE	33	01/13/2003
INTERNAL REVENUE SERVICE	5,268,547	01/13/2003
STATE OF GEORGIA	10,728	01/13/2003
STATE OF IDAHO	4,347	01/13/2003
STATE OF ILLINOIS	288	01/13/2003
STATE OF INDIANA	1,179	01/13/2003
STATE OF KANSAS	481	01/13/2003
STATE OF KENTUCKY	20,726	01/13/2003
STATE OF MASSACHUSETTS	18,345	01/13/2003
STATE OF MAINE	23,523	01/13/2003
STATE OF NEW JERSEY	77	01/13/2003
STATE OF NEW YORK	114,059	01/13/2003
STATE OF OHIO	65,965	01/13/2003
STATE OF OKLAHOMA	328	01/13/2003
STATE OF PENNSYLVANIA	90,903	01/13/2003
STATE OF SOUTH CAROLINA	5,293	01/13/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 2 of 4

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended January 31, 2003

Payee	Payroll Taxes Paid	Payment Date

STATE OF VIRGINIA	47,665	01/13/2003
STATE OF VERMONT	13,643	01/13/2003
LOUISVILLE/JEFFERSON COUNTY	186	01/21/2003
CITY OF IRONTON	380	01/21/2003
ASHTABULA INCOME TAX	747	01/24/2003
BOURBON COUNTY OCCUP	43	01/24/2003
CELINA CITY	214	01/24/2003
CENTRAL COLLECTION AGENCY	31,564	01/24/2003
CITY OF CAMBRIDGE	318	01/24/2003
CITY OF CHILLICOTHE	7,851	01/24/2003
CITY OF CINCINNATI	57	01/24/2003
CITY OF CLEVELAND HEIGHTS	3,824	01/24/2003
CITY OF CONNEAUT	233	01/24/2003
CITY OF DANVILLE	78	01/24/2003
CITY OF HUNTINGTON	142	01/24/2003
CITY OF MACEDONIA	2,253	01/24/2003
CITY OF MARION	894	01/24/2003
CITY OF NEWARK	4,625	01/24/2003
CITY OF PITTSBURGH	638	01/24/2003
CITY OF VAN WERT	170	01/24/2003
DIRECTOR OF FINANCE	192	01/24/2003
HARRISON COUNTYTAX ADMINISTRAT	14	01/24/2003
INTERNAL REVENUE SERVICE	119,819	01/24/2003
LORAIN CITY TAX	2,246	01/24/2003
MADISON COUNTY	30	01/24/2003
MICHIGAN DEPARTMENT OF REVENUE	161	01/24/2003
MISSISSIPPI STATE TAX COMMISSN	1,297	01/24/2003
MONTANA DEPARTMENT OF REVENUE	730	01/24/2003
MOREHEAD DIRECTOR OF FIN	338	01/24/2003
NEBRASKA DEPARTMENT OF REVENUE	211	01/24/2003
NORTH CAROLINA DEPT OF REVENUE	13,170	01/24/2003
PHILADELPHIA DEPT OF REV	194	01/24/2003
RITA	11,165	01/24/2003
SCHOOL DISTRICT INCOME TAX	3,064	01/24/2003
STATE OF ARKANSAS	165	01/24/2003
STATE OF MARYLAND	23,736	01/24/2003
UTAH STATE TAX COMMISSION	253	01/24/2003
VILLAGE OF DUBLIN	44	01/24/2003
VILLAGE OF MILLERSBURG	38	01/24/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 3 of 4

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended January 31, 2003

Payee	Payroll Taxes Paid	Payment Date

VILLAGE OF MINSTER	163	01/24/2003
VILLAGE OF NORTH KINGSVILLE	77	01/24/2003
WEST VIRGINIA DEPT OF TAX & REV	7,226	01/24/2003
CITY OF DANVILLE	366	01/25/2003
STATE OF ALABAMA	4,553	01/27/2003
STATE OF ARIZONA	2,144	01/27/2003
STATE OF CALIFORNIA	213,043	01/27/2003
STATE OF COLORADO	32,682	01/27/2003
STATE OF CONNECTICUT	2,222	01/27/2003
STATE OF DELAWARE	33	01/27/2003
INTERNAL REVENUE SERVICE	6,596,545	01/27/2003
STATE OF GEORGIA	13,655	01/27/2003
STATE OF IDAHO	4,940	01/27/2003
STATE OF ILLINOIS	288	01/27/2003
STATE OF INDIANA	1,394	01/27/2003
STATE OF KANSAS	511	01/27/2003
STATE OF KENTUCKY	25,959	01/27/2003
STATE OF MASSACHUSETTS	25,398	01/27/2003
STATE OF MAINE	30,112	01/27/2003
STATE OF NEW JERSEY	77	01/27/2003
STATE OF NEW YORK	134,596	01/27/2003
STATE OF OHIO	84,506	01/27/2003
STATE OF OKLAHOMA	282	01/27/2003
STATE OF PENNSYLVANIA	104,789	01/27/2003
STATE OF SOUTH CAROLINA	6,336	01/27/2003
STATE OF VIRGINIA	57,230	01/27/2003
STATE OF VERMONT	21,269	01/27/2003
STATE OF WISCONSIN	1,568	01/27/2003
VERMONT DEPARTMENT OF	1,230	01/29/2003
EMPLOYMENT SECURITY COMMISSION	703	01/29/2003
BOYLE COUNTY COURTHOUSE	391	01/29/2003
HARRISON COUNTYTAX ADMINISTRAT	28	01/29/2003
LAUREL COUNTY	15	01/29/2003
MOREHEAD DIRECTOR OF FIN	3	01/29/2003
CITY OF PARIS	507	01/29/2003
VILLAGE OF WATERVILLE	1,984	01/29/2003
DEPARTMENT OF INDUSTRIAL RELATI	10	01/29/2003
DEPARTMENT OF ECONOMIC SECURITY	9	01/29/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 4 of 4

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended January 31, 2003

Payee	Payroll Taxes Paid	Payment Date

EMPLOYMENT DEVELOPMENT DEPT	30,397	01/29/2003
DEPARTMENT OF LABOR & EMPLOYMEN	0	01/29/2003
DEPARTMENT OF LABOR	3,101	01/29/2003
DEPARTMENT OF LABOR & EMPLOYMEN	714	01/29/2003
DEPARTMENT OF LABOR	60	01/29/2003
DEPARTMENT OF EMPLOYMENT	2,046	01/29/2003
INDIANA DEPARTMENT OF WORKFORCE	11	01/29/2003
DIVISION OF UNEMPLOYMENT INSURA	1,425	01/29/2003
DEPARTMENT OF LABOR	3,701	01/29/2003
OFFICE OF UNEMPLOYMENT INSURANCE	164	01/29/2003
MASSACHUSETTS DIVISION OF	4,400	01/29/2003
EMPLOYMENT SECURITY COMMISSION	511	01/29/2003
BUREAU OF EMPLOYER TAX OPERATIO	28,381	01/29/2003
DEPARTMENT OF WORKFORCE DEVELOP	46	01/29/2003
NEW HAMPSHIRE DEPARTMENT OF EMP	237	01/29/2003
NYS UNEMPLOYMENT INSURANCE	19,331	01/29/2003
BUREAU OF EMPLOYMENT SERVICES	6,062	01/29/2003
OKLAHOMA EMPLOYMENT SECURITY	50	01/29/2003
EMPLOYMENT SECURITY COMMISSION	31	01/29/2003
DEPARTMENT OF EMPLOYMENT SECURI	391	01/29/2003
CASHIER-TEXAS WORKFORCE COMMISS	0	01/29/2003
STATE OF UTAH	51	01/29/2003
VIRGINA EMPLOYMENT COMMISSION	315	01/29/2003
EMPLOYMENT SECURITY DEPARTMENT	821	01/29/2003
BUREAU OF EMPLOYMENT PROGRAMS	298	01/29/2003
EMPLOYMENT RESOURCES DIVISION	9	01/29/2003
MCLEAN COUNTY LICENSE FEE	39	01/29/2003
MONTANA DEPARTMENT OF LABOR	58	01/29/2003
GARRARD COUNTY FISCAL COURT	197	01/29/2003
CITY OF CYNTHIANA	141	01/29/2003
STANFORD OCCUPATIONAL TAX	44	01/29/2003
CITY OF RICHMOND	7	01/29/2003
TREASURER BUTLER COUNTY	21	01/29/2003
OHIO COUNTY	37	01/29/2003
LINCOLN CO OCCUPATIONAL LICENSE	67	01/29/2003
OCCUPATIONAL TAX ADMINISTRATION	95	01/29/2003
CITY OF BEATTYVILLE	109	01/29/2003
CITY OF CARLISLE	41	01/29/2003
INTERNAL REVENUE SERVICE	60,595	01/30/2003
CENTRAL COLLECTION AGENCY	5	01/30/2003

TOTAL	13,927,890

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 1 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

ADMINISTRATOR ID TRS FUND	$—	$—
ALABAMA DEPT. OF REVENUE	390	6,517
ALAMEDA COUNTY	17	303
ALBANY COUNTY	190		A
ALBEMARLE COUNTY	5,324		A
AMHERST COUNTY TREASURER	10		A
ARIZONA DEPARTMENT OF REVENUE	37	1,198
ARKANSAS DEPARTMENT OF REVENUE	4	—
ARUSF ADMINISTRATION, NECA SERVICES	—	—
ASHLAND INDEPENDENT BOARD OF EDUCATION	9,861	328,711
AUGUSTA COUNTY	24		A
BANK OF AMERICA	139	92,662
BATH COUNTY SCHOOL DISTRICT	1,162	38,724
BEDFORD CITY	70		A
BEDFORD COUNTY	54	10,773
BEREA COUNTY SCHOOL DISTRICT	1,698	56,605
BLACKSBURG	48		A
BOARD OF EQUALIZATION	485		A
BOARD OF EQUALIZATION	76	978
BOTETOURT COUNTY TREASURER	13		A
BOURBON COUNTY SCHOOL DISTRICT	550	18,340
BOYD COUNTY SCHOOL DISTRICT	3,120	103,986
BOYLE COUNTY SCHOOL DISTRICT	1,494	49,788
BREATHITT COUNTY SCHOOL DISTRICT	944	31,460
BRECKINRIDGE COUNTY BOARD OF EDUCATION	556	18,529
BUCHANAN COUNTY TREASURER	12		A
BUREAU OF TAXATION	162	3,245
BURGIN INDEPENDENT BOARD OF EDUCATION	301	10,018
BUTLER COUNTY SCHOOL DISTRICT	50	1,677
CA TELECONNECT FUND	—	46,331
CAMPBELL COUNTY TREASURER	176		A
CAROLE MATTHEWS, TREASURER	18,514	—
CARTER COUNTY SCHOOL DISTRICT	1,525	50,841
CATTARAUGUS COUNTY	25		A
CCHCF-A	167	46,331
CHARLOTTESVILLE CITY TREASURER	2,376		A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	8		A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 2 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CHCF-B	658	46,331
CHESTERFIELD COUNTY	320		A
CHESTERFIELD COUNTY	17	2,680
CHIEF FISCAL OFFICER, TROY	7		A
CHRISTIANSBURG CITY	3	652
CHRISTIANSBURG, TOWN OF	13		A
CITY OF ABERDEEN	—	—
CITY OF ALAHAMBRA	1	28
CITY OF ALAMEDA	5	64
CITY OF ALBION	1	29
CITY OF ARCADIA	27	544
CITY OF ARCATA	1	21
CITY OF ARLINGTON	—	—
CITY OF ASOTIN	—	4
CITY OF AUBURN	—	—
CITY OF AURORA	—	—
CITY OF BALDWIN PARK	4,377	145,912
CITY OF BALDWIN PARK	4	137
CITY OF BEAUMONT	1,810	60,331
CITY OF BEAUMONT	8	253
CITY OF BELLEVUE	—	—
CITY OF BELLFLOWER	6	127
CITY OF BERKELEY	2	22
CITY OF BOTHELL	1	12
CITY OF BRAWLEY	6,637	165,913
CITY OF BRAWLEY	10	254
CITY OF BREMERTON	—	—
CITY OF BURBANK	8	112
CITY OF CALABASAS	11	224
CITY OF CHARLOTTESVILLE	53,446	534,458
CITY OF CHARLOTTESVILLE	2,471	194,908
CITY OF CHEHALIS	—	—
CITY OF CHICO	2	41
CITY OF CHULA VISTA	4	86
CITY OF CITRUS HEIGHTS	—	1
CITY OF CLAREMONT	1	24

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 3 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF CLOVERDALE	6	290
CITY OF COLFAX	2	37
CITY OF COLORADO SPRINGS	229	9,142
CITY OF COMPTON	—	1
CITY OF COVINA	7	114
CITY OF CULVER CITY	7	63
CITY OF DEER PARK	—	—
CITY OF DESERT HOT SPRINGS	20	403
CITY OF DOWNEY	4	76
CITY OF EDMONDS	1	16
CITY OF EL MONTE	7	107
CITY OF EL SEGUNDO	3	155
CITY OF ELK GROVE	1	59
CITY OF EVERETT	—	—
CITY OF FEDERAL WAY	—	—
CITY OF FONTANA	35,938	718,761
CITY OF FONTANA	18	365
CITY OF GARDENA	3	78
CITY OF GLENDALE	2	34
CITY OF GUNNISON	2	81
CITY OF HARRISONBURG TREASURER	48		A
CITY OF HAWTHORNE	4	83
CITY OF HERMOSA	16	269
CITY OF HERMOSA BEACH	16,946	282,435
CITY OF HOLTVILLE	1,596	31,914
CITY OF HOLTVILLE	5	101
CITY OF HUNTINGTON BEACH	6	118
CITY OF HUNTINGTON PARK	5	69
CITY OF INDIO	3	68
CITY OF INGLEWOOD	6	60
CITY OF KALAMA	5	83
CITY OF KELSO	27	445
CITY OF KELSO	6,424	107,067
CITY OF KENT	—	3
CITY OF KIRKLAND	—	2

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 4 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF LA HABRA	25,108	418,473
CITY OF LA HABRA	44	740
CITY OF LA PALMA	1	19
CITY OF LA VERNE	23	574
CITY OF LAKEWOOD	—	—
CITY OF LAKEWOOD	5	169
CITY OF LAWNDALE	—	7
CITY OF LEXINGTON	8		A
CITY OF LEXINGTON	1	229
CITY OF LONG BEACH	13	191
CITY OF LONGVIEW	86	1,439
CITY OF LONGVIEW	21,292	354,873
CITY OF LOS ANGELES	119	1,185
CITY OF LOS ANGELES	1,603	16,022
CITY OF LYNWOOD	2	17
CITY OF MALIBU	4	89
CITY OF MARINA	—	9
CITY OF MARTINVILLE	179	9,491
CITY OF MARYSVILLE	—	—
CITY OF MAYWOOD	4	87
CITY OF MODESTO	6	96
CITY OF MONTCLAIR	8	207
CITY OF MONTEREY PARK	4	146
CITY OF MORENO VALLEY	54,784	913,060
CITY OF MORENO VALLEY	84	1,398
CITY OF MOUNTAIN VIEW	2	66
CITY OF MUKILTEO	1	18
CITY OF NORWALK	2	42
CITY OF OAKLAND	5	67
CITY OF OLYMPIA	3	50
CITY OF PALM SPRINGS	3	63
CITY OF PALO ALTO	2	45
CITY OF PALOS VERDES ESTATES	2	24
CITY OF PALOUSE	6	92
CITY OF PALOUSE	758	10,833
CITY OF PARAMOUNT	3	114

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 5 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF PASADENA	6	76
CITY OF PICO RIVERA	10,905	218,091
CITY OF PICO RIVERA	4	89
CITY OF PLACENTIA	14,001	400,030
CITY OF PLACENTIA	9	257
CITY OF POMONA	4	42
CITY OF PORT HUENEME	8,018	200,455
CITY OF PORT HUENEME	4	90
CITY OF PORTERVILLE	2	27
CITY OF POULSBO	—	—
CITY OF PULLMAN	32	407
CITY OF RANCHO CUCAMONGA	—	—
CITY OF REDMOND	—	—
CITY OF REDONDO BEACH	37,818	796,164
CITY OF REDONDO BEACH	89	1,867
CITY OF RICHLAND	—	—
CITY OF RICHMOND	2,070		A
CITY OF RICHMOND	3,041	108,239
CITY OF RICHMOND	—	—
CITY OF RIVERSIDE	22	335
CITY OF ROANOKE	293		A
CITY OF ROANOKE	46	9,121
CITY OF ROANOKE	60	—
CITY OF SACRAMENTO	4	49
CITY OF SALEM	246		A
CITY OF SALINAS	1	13
CITY OF SAN BERNARDINO	68,913	861,417
CITY OF SAN BERNARDINO	49	612
CITY OF SAN BUENAVENTURA	27,606	552,113
CITY OF SAN GABRIEL	2	29
CITY OF SAN JOSE	3	66
CITY OF SAN LUIS OBISPO	3	64
CITY OF SAN MARINO	1	14
CITY OF SANTA ANA	31	511
CITY OF SANTA BARBARA	3	45

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 6 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF SANTA MONICA	133,585	1,335,844
CITY OF SANTA MONICA	201	2,008
CITY OF SANTA ROSA	3	55
CITY OF SEA SIDE	1	19
CITY OF SEAL BEACH	9	84
CITY OF SEATTLE	0	1
CITY OF SEQUIM	1	28
CITY OF SIERRA MADRE	5	86
CITY OF SOUTH PASADENA	4	87
CITY OF SPOKANE	1	20
CITY OF STANTON	3	68
CITY OF STOCKTON	2	26
CITY OF SUNNYVALE	2	93
CITY OF TACOMA	—	3
CITY OF TORRANCE	17	264
CITY OF TORRANCE	12	181
CITY OF TURNWATER	1	18
CITY OF VALLEJO	1	8
CITY OF VANCOUVER	3	55
CITY OF VENTURA	—	—
CITY OF VENTURA	46	910
CITY OF WAYNESBORO	30,108	301,080
CITY OF WESTMINISTER	—	6
CITY OF WESTPORT	1	16
CITY OF WHITTIER	19	374
CITY OF WINCHESTER	17,249	172,487
CITY OF WINLOCK	1	12
CITY OF WOODLAND	7	145
CITY OF YAKIMA	—	—
CITY OF ZILLAH	—	7
CITY TREASURER OF BUENA VISTA	5		A
CLARKE COUNTY	2		A
CLINTON COUNTY TREASURER	15		A
COLONIAL HEIGHTS, CITY OF	—		A
COLORADO DEPT. OF REVENUE	667	24,195

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 7 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

COLORADO DEPT. OF REVENUE	2,894	92,953
COLUMBIA COUNTY TREASURER	4		A
COMMISSIONER OF REVENUE SERVICES	66,378	1,264,332
COMMISSIONER OF REVENUE SERVICES	79,494	1,324,895
COMMONWEALTH OF MASSACHUSETTS	3,155	63,130
COMMONWEALTH OF MASSACHUSETTS	166	3,336
COMPTROLLER OF MARYLAND	11,382	227,634
COMPTROLLER OF PUBLIC ACCOUNTS	24	381
COMPTROLLER, CITY OF BUFFALO	17,027	567,558
COUNTY OF ALBEMARLE	554	101,235
COUNTY OF GOOCHLAND	—		A
COUNTY OF LOS ANGELES	1,703	34,038
COUNTY OF MONTGOMERY	9,581	95,806
COUNTY OF SACRAMENTO	3	164
CULPEPPER COUNTY TREASURER	8		A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,596	153,194
DAVIESS COUNTY BOARD OF EDUCATION	16,050	534,990
DAVIESS COUNTY SCHOOL DISTRICT	266	8,875
DEPARTMENT OF TAX & REVENUE, WEST VIRGINIA	13,765	229,410
E-911 AUTHORITY OF RHODE ISLAND	—		A
ELLIOT COUNTY SCHOOL DISTRICT	292	9,746
ERIE COUNTY COMPTROLLER	6,245		A
ESSEX COUNTY TREASURER	61		A
FAUQUIER COUNTY	24		A
FLORIDA CST FUND	150,838	1,075,754
FLORIDA DEPARTMENT OF REVENUE	2,883,559	41,811,610
FLORIDA DEPARTMENT OF REVENUE	139,704	2,230,993
FRANKLIN COUNTY PUBLIC SAFETY	4		A
FRANKLIN COUNTY SCHOOL DISTRICT	87	2,900
FREDERICK COUNTY	170		A
GARRARD COUNTY SCHOOL DISTRICT	982	32,748
GENESEE, COUNTY OF	11		A
GEORGIA DEPARTMENT OF REVENUE	12,255	175,415
GILES	—		A
GREENE COUNTY	15		A
HALIFAX COUNTY TREASURER	50		A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 8 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

HANCOCK COUNTY BOARD OF EDUCATION	842	28,072
HANOVER COUNTY	577	12,750
HANOVER COUNTY TREASURER	365		A
HARLAN COUNTY SCHOOL DISTRICT	238	7,938
HARRISON COUNTY SCHOOL DISTRICT	2,700	90,002
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,631	87,708
HENDERSON COUNTY BOARD OF EDUCATION	2,039	67,973
HENRICO COUNTY	1,473		A
HENRICO COUNTY	—	—
HENRY COUNTY TREASURER	2		A
ID USF	—	0
IDAHO STATE TAX COMMISSION	1,785	35,702
IL DEPT OF REVENUE	—	—
ILLINOIS DEPARTMENT OF REVENUE	—	—
INDIANA DEPARTMENT OF REVENUE	26,548	442,490
INTERNAL REVENUE SERVICE	109,309	3,640,500
JACKSON INDEPENDENT SCHOOLS	447	14,905
JESSAMINE COUNTY BOARD OF EDUCATION	7,358	245,264
KANSAS DEPT. OF REVENUE	16,655	228,190
KENTON COUNTY SCHOOL DISTRICT	110	3,662
KENTUCKY REVENUE CABINET	1,950	32,495
LAUREL COUNTY SCHOOL DISTRICT	8,886	296,209
LEE COUNTY SCHOOL DISTRICT	1,148	38,254
LESLIE COUNTY SCHOOL DISTRICT	873	29,102
LETCHER COUNTY BOARD OF EDUCATION	804	26,807
LEWIS COUNTY BOARD OF EDUCATION	916	36,646
LEWIS COUNTY SCHOOL DISTRICT	29	1,168
LINCOLN COUNTY BOARD OF EDUCATION	1,280	42,679
LOGAN COUNTY SCHOOL DISTRICT	29	970
LYNCHBURG, CITY OF	762		A
MADISON COUNTY SCHOOL DISTRICT	17,799	593,281
MAINE REVENUE SERVICES	236,744	4,734,864
MANAGER OF REVENUE	—	—
MARION COUNTY BOARD OF EDUCATION	2,524	84,123
MARTINSVILLE, CITY OF – TREASURER	104		A
MCLEAN COUNTY SCHOOL DISTRICT	432	14,423

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 9 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

MENIFEE COUNTY SCHOOL DISTRICT	529	17,648
MERCER COUNTY SCHOOL DISTRICT	1,619	53,958
MINNESOTA DEPARTMENT OF REVENUE	7	—
MISSISSIPPI STATE TAX COMMISSION	39,695	567,079
MISSISSIPPI STATE TAX COMMISSION	1,807	25,811
MONTANA DEPT. OF REVENUE	8	222
MONTGOMERY COUNTY 911	5		A
MONTGOMERY COUNTY TREASURER	15		A
MOPSU	—	—
MORGAN COUNTY SCHOOL DISTRICT	1,273	42,463
MTEAF	—	—
NC DEPARTMENT OF REVENUE	13,604	188,830
NE PSC	—	—
NECA KUSF	—	—
NECA PAUSF	—	—
NECA TX USF	—	—
NECA VUSF	—	28,051
NELSON COUNTY BOARD OF EDUCATION	1,081	36,049
NICHOLAS COUNTY SCHOOL DISTRICT	549	18,311
NJ DIVISION OF TAXATION	1,456	24,266
NORTON CITY OF	41		A
NYS ESTIMATED CORPORATION TAX	6,791	1,810,709
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS ESTIMATED CORPORATION TAX	1,038	41,564
NYS SALES TAX PROCESSING	82,158	1,116,952
OHIO COUNTY SCHOOL DISTRICT	18	599
OKLAHOMA TAX COMMISSION	997	17,161
ORLEANS COUNTY TREASURER	4		A
OSET	69		A
OTSEGO, COUNTY OF	—		A
OWENSBORO BOARD OF EDUCATION	11,692	389,718
OWSLEY COUNTY BOARD OF EDUCATION	375	12,515
PA DEPARTMENT OF REVENUE	14	243
PA DEPARTMENT OF REVENUE	191,422	3,504,840
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15		A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 10 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

PARIS INDEPENDENT SCHOOL DISTRICT	2,604	86,805
PATRICK COUNTY E911 FUND	—		A
PERRY COUNTY SCHOOL DISTRICT	260	8,671
PITTSYLVANIA COUNTY	570		A
POWELL COUNTY SCHOOL DISTRICT	2,340	78,010
POWHATTAN COUNTY TREASURER	36		A
PSC	—	—
PSU	—	—
PUC/OREGON UNIVERSAL SERVICE FUND	—	—
PULASKI COUNTY TREASURER	9		A
PULASKI, TOWN OF	—		A
RADFORD COUNTY	7		A
RHODE ISLAND DIVISION OF TAXATION	22	315
ROANOKE COUNTY	89		A
ROCKCASTLE COUNTY SCHOOL DISTRICT	735	24,512
RUSSELL INDEPENDENT SCHOOL DISTRICT	5,829	194,284
SARATOGA COUNTY TREASURER	81		A
SCHENECTADY COUNTY	36		A
SCHOHARIE COUNTY TREASURER	1		A
SCOTT COUNTY SCHOOL DISTRICT	5,806	193,540
SOUTH CAROLINA DEPT. OF REVENUE	47,033	783,979
SPOTSYLVANIA COUNTY	48		A
STATE OF CONNECTICUT	462,577	8,415,274
STATE OF MICHIGAN	207	3,450
STATE OF NEW HAMPSHIRE	373		A
STATE OF NEW HAMPSHIRE	3,112	44,463
STATE OF NEW HAMPSHIRE	34,594	494,209
STATE OF NORTH DAKOTA	—	—
STATE TAX DEPARTMENT	238,448	3,974,125
STAUNTON COUNTY	52		A
TAZEWELL COUNTY	36		A
TN DEPARTMENT OF REVENUE	24,853	300,701
TOWN OF BLACKSBURG	16,381	163,815
TOWN OF MT CRESTED BUTTE	1,281	28,471
TOWN OF SOUTH BOSTON	4,563	45,630

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 11 of 11

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended January 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

TOWN OF VINTON	1	148
TREASURER STATE OF MAINE	60		A
TREASURER STATE OF OHIO	108,601	1,691,042
UNION COUNTY SCHOOL DISTRICT	2,576	85,863
USAC	—	—
VERMONT DEPARTMENT OF TAXES	246,920	4,938,387
VERMONT DEPARTMENT OF TAXES	1,070	24,542
VINTON TREASURER	10		A
VIRGINIA DEPARTMENT OF TAXATION	7,452	165,595
WARREN COUNTY TREASURER	82		A
WASHINGTON COUNTY ADMINISTRATORS	(5)		A
WASHINGTON COUNTY BOARD OF EDUCATION	151	5,029
WASHINGTON DEPT. OF REVENUE	538	8,605
WEBSTER COUNTY BOARD OF EDUCATION	805	26,864
WINCHESTER CITY TREASURER	230		A
WISCONSIN DEPARTMENT OF REVENUE	11	—
WOLFE COUNTY SCHOOL DISTRICT	728	24,279
WOODFORD COUNTY BOARD OF EDUCATION	4,774	159,127
WYOMING COUNTY TREASURER	8		A
WYOMING DEPARTMENT OF REVENUE	12	245
WYUSF	—	—

TOTAL	$6,135,677	$102,368,836

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 1 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended January 31, 2003

Payee	Amount Paid	Check Date

ABBE ROAD ASSOCIATES LP	$1,339	1/29/2003
ALBEMARLE COUNTY	448	1/24/2003
ALCORN COUNTY	2,479	1/15/2003
ALLEGANY COUNTY TREASURER	33,127	1/20/2003
ALLEGANY COUNTY TREASURER	25,701	1/29/2003
ANDERSON COUNTY	14,639	1/15/2003
AUBURN CITY COLLECTOR	933	1/14/2003
AUBURN CITY COLLECTOR	—	1/21/2003
AVAYA FINANCIAL SERVICES	83	1/24/2003
BAILEY TOWN	237	1/6/2003
BATH COUNTY	5,186	1/13/2003
BENTON TOWN TAX COLLECTOR	1,396	1/20/2003
BENTON TOWN TAX COLLECTOR	40	1/24/2003
BEREA CITY TREASURE	333	1/29/2003
BLACKBURN CENTER, LLC	433	1/24/2003
BLADEN COUNTY	195	1/9/2003
BOYD COUNTY SHERIFF	30,185	1/20/2003
BOYLE COUNTY FISCAL COURT	4,360	1/29/2003
BREATHITT COUNTY SHERIFF	4,418	1/20/2003
BRUNSWICK CITY	79	1/29/2003
BUCKINGHAM COUNTY	1,159	1/15/2003
BULLITT COUNTY TREASURER	397	1/9/2003
BURGIN CITY	484	1/14/2003
BURGIN EDUCATION BO	680	1/20/2003
BUTLER COUNTY SHERIFF TREASURER	152	1/20/2003
CAL & JOANNE FAMILY LTD PRTNRSP	651	1/10/2003
CAL & JOANNE FAMILY LTD PRTNRSP	200	1/23/2003
CALHOUN CITY TREASURER	188	1/13/2003
CAMBRIA TOWN COLLECTOR	206	1/15/2003
CAPITAL PARTNERS, LLC	4,283	1/14/2003
CARTER COUNTY SHERIFF	5,481	1/20/2003
CATTARAUGUS COUNTY TREASURER	30,268	1/20/2003
CATTARAUGUS COUNTY TREASURER	24,597	1/24/2003
CAYUGA COUNTY TREASURER	5,940	1/29/2003
CHARLES CITY COUNTY	971	1/6/2003
CHASE CITY TOWN COLLECTOR	551	1/21/2003
CHAUTAUQUA COUNTY	16,820	1/29/2003
CHENANGO COUNTY	8,645	1/15/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 2 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended January 31, 2003

Payee	Amount Paid	Check Date

CHESTERFIELD COUNTY	5,202	1/9/2003
CITY OF ASHLAND	36,552	1/13/2003
CITY OF AUBURN	3,315	1/10/2003
CITY OF BEATTYVILLE	821	1/15/2003
CITY OF CARLISLE	405	1/15/2003
CITY OF CORINTH	51	1/14/2003
CITY OF CYNTHIANA	1,674	1/14/2003
CITY OF FLEMINGSBURG TREASURER	921	1/9/2003
CITY OF GREENWOOD	13,370	1/29/2003
CITY OF JUNCTION	483	1/9/2003
CITY OF KING	1,477	1/6/2003
CITY OF LIVERMORE	199	1/9/2003
CITY OF LOCKPORT	21,996	1/15/2003
CITY OF LONDON	2,131	1/15/2003
CITY OF MOOREHEAD TREASURER	431	1/15/2003
CITY OF MORGANFIELD TREASURER	2,932	1/14/2003
CITY OF MT STERLING	2,787	1/13/2003
CITY OF NORTH ADAMS	14,104	1/29/2003
CITY OF NORWICH COLLECTOR	1,743	1/20/2003
CITY OF OAK TOWN	144	1/2/2003
CITY OF RACELAND	681	1/29/2003
CITY OF RUTLAND	1,462	1/29/2003
CITY OF STATHAM	318	1/13/2003
CITY OF STATHAM	—	1/21/2003
CITY OF UNIONTOWN TREASURER	1,064	1/14/2003
CITY OF UTICA NY	15,404	1/25/2003
CITY OF WATERBURY	14,897	1/24/2003
CITY OF WAVERLY TREASURER	49	1/29/2003
CITY OF WAYNESBORO	—	1/2/2003
CITY OF WEST LIBERTY	1,545	1/9/2003
CITY OF WORTHINGTON	1,016	1/25/2003
CITY-COUNTY TAX COLLECTOR	22,535	1/13/2003
CLARK COUNTY	22,896	1/9/2003
COLUMBIA FALLS TOWN	115	1/15/2003
COLUMBUS COUNTY	60	1/6/2003
COLUMBUS COUNTY	39	1/24/2003
COMMONWEALTH OF KENTUCKY	23,572	1/9/2003
COMMONWEALTH OF KENTUCKY	269,615	1/10/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 3 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended January 31, 2003

Payee	Amount Paid	Check Date

COMMONWEALTH OF KENTUCKY	101,728	1/15/2003
CONEWANGO TOWN TA	279	1/15/2003
COUNTY OF AUGUSTA	—	1/2/2003
COUNTY OF CASWELL COLLECTOR	838	1/2/2003
COUNTY OF MATHEWS	1,912	1/2/2003
COUNTY OF PULASKI	3,430	1/31/2003
COUNTY OF WARREN (BL)	6	1/20/2003
CULPEPER COUNTY, TREASURER	311	1/6/2003
CULPEPER COUNTY, TREASURER	311	1/20/2003
CULPEPER COUNTY, TREASURER	—	1/23/2003
DARLINGTON COUNTY	16,531	1/15/2003
DAVIE COUNTY	186	1/6/2003
DAVIE COUNTY	10,158	1/9/2003
DEKALB COUNTY	275	1/6/2003
DEKALB COUNTY	11,232	1/29/2003
DIXON CITY	557	1/15/2003
EASTLAKE COMMERCIAL	69	1/24/2003
EDGECOMBE COUNTY TAX COLLECTOR	2,704	1/2/2003
EDGECOUMBE COUNTY	488	1/9/2003
EDGECOUMBE COUNTY	420	1/24/2003
ELKIN TOWN	109	1/20/2003
ELKIN TOWN	—	1/23/2003
ERIE COUNTY TAX DEPARTMENT	149,417	1/31/2003
ESSEX COUNTY	2,495	1/15/2003
ESSEX COUNTY	4,855	1/25/2003
ESSEX, TOWN OF	1,906	1/24/2003
FAUQUIER COUNTY TREASURER	7	1/2/2003
FLEMING COUNTY SHERIFF	5,823	1/15/2003
FORESTPORT TOWN COLLECTOR	229	1/20/2003
FORSYTH COUNTY TAX COLLECTOR	1,262	1/3/2003
FRANKLIN COUNTY	3,447	1/20/2003
FRANKLIN COUNTY SHERIFF TAX COL	965	1/13/2003
FRANKLIN COUNTY TREASURER	34,751	1/20/2003
FULTON COUNTY NY	1,599	1/29/2003
GARRARD COUNTY SHERIFF	5,136	1/15/2003
GE CAPITAL	633	1/10/2003
GE CAPITAL	77	1/13/2003
GE CAPITAL	372	1/31/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 4 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended January 31, 2003

Payee	Amount Paid	Check Date

GE CAPITAL FLEET SERVICES	10,604	1/14/2003
GEORGETOWN COUNTY	13,975	1/15/2003
GLOUCESTER CITY	17,082	1/29/2003
GRANT COUNTY SHERIFF	177	1/13/2003
GRANVILLE TOWN TAX	364	1/17/2003
GREENUP COUNTY SHERIFF	37,042	1/20/2003
GRENADA COUNTY	34	1/29/2003
HALIFAX COUNTY	2,049	1/2/2003
HALIFAX COUNTY	277	1/20/2003
HALIFAX TOWN	32	1/6/2003
HAMILTON COUNTRY TREASURER	220	1/15/2003
HAMLIN TOWN	80	1/2/2003
HANCOCK COUNTY	2,911	1/24/2003
HARLAN COUNTY SHERIF	1,263	1/9/2003
HARRISON COUNTY	8,421	1/15/2003
HARRODSBURG BOARD OF EDUCATION	5,895	1/29/2003
HAWESVILLE CITY SHERIFF	1,448	1/13/2003
HENDERSON COUNTY SHERIFF	10,041	1/13/2003
HENRY COUNTY TREASURER	—	1/2/2003
HERKIMER COUNTY TREASURER	12,169	1/25/2003
HERMAN GRAHAM	452	1/6/2003
HERRY COUNTY TREASURER	—	1/2/2003
HUNTERSVILLE TOWN	2,049	1/2/2003
INDIANOLA CITY	5,218	1/24/2003
IREDELL COUNTY	98,629	1/9/2003
JACKSON COUNTY TAX COMMISSIONER	6,858	1/13/2003
JACKSON COUNTY TAX COMMISSIONER	—	1/21/2003
JAMES BRADY	1,119	1/15/2003
JESSAMINE COUNTY SHERIFF	22,980	1/13/2003
JOHNSON CITY	61	1/24/2003
KENDUSKEAG TOWN	221	1/29/2003
KENTON COUNTY SHERIFF	442	1/15/2003
KIR TEMECULA L.P.	105	1/24/2003
LACKAWANNA CITY TREASURER	5,445	1/15/2003
LAKE WACCAMAW TREASURER	109	1/6/2003
LANCASTER CITY TAX COLLECTOR	1,015	1/15/2003
LARRY SCHREDER	1,120	1/14/2003
LARUE COUNTY SHERIFF	426	1/9/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 5 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended January 31, 2003

Payee	Amount Paid	Check Date

LAUREL COUNTY SHERIFF	23,720	1/29/2003
LEBANON TOWN	2,316	1/9/2003
LEE COUNTY SHERIFF	6,219	1/9/2003
LEE COUNTY TREASURER	1,740	1/2/2003
LEE COUNTY TREASURER	375	1/29/2003
LEFLORE COUNTY TAX COLLECTOR	—	1/15/2003
LENOIR COUNTY	520	1/9/2003
LETCHER COUNTY SHERRIF	2,341	1/15/2003
LEVANT TOWN	7,277	1/29/2003
LEWIS COUNTY JUDGE EXECUTIVE	6,250	1/9/2003
LEWIS COUNTY JUDGE EXECUTIVE	1,933	1/15/2003
LITTLETON TOWN COLLECTOR	159	1/2/2003
LOGAN COUNTY SHERIFF TREASURER	90	1/13/2003
LOS ANGELES COUNTY CA	6,830	1/20/2003
MANCHESTER-BY-THE-SEA	1,258	1/30/2003
MARION COUNTY SHERIFF	9,003	1/15/2003
MARION COUNTY TREASURER	28,523	1/9/2003
MARTIN COUNTY TAX OFFICE	929	1/2/2003
MARTINSVILLE CITY TREASURER	—	1/2/2003
MCLEAN COUNTY SHERIFF TREASURER	3,786	1/15/2003
MECKLENBURG COUNTY	3,890	1/3/2003
MECKLENBURG COUNTY	99	1/29/2003
MENIFEE COUNTY SHERIFF	2,146	1/15/2003
MERCER COUNTY	9,629	1/13/2003
MOMEYER TOWN TAX COLLECTOR	20	1/6/2003
MONTGOMERY COUNT	18,556	1/29/2003
MONTGOMERY COUNTY	16,993	1/13/2003
MORENCI CITY	1,693	1/31/2003
MORGAN COUNTY	6,177	1/24/2003
MOUNT AIRY CITY	1,146	1/2/2003
MOUNT AIRY TOWN	1,929	1/3/2003
MUHLENBURG COUNTY SHERIFF TREAS	427	1/13/2003
NELSON COUNTY SHERIFF	4,532	1/13/2003
NIAGARA FALLS CITY	33,243	1/24/2003
NICHOLAS COUNTY SHERIFF	3,258	1/15/2003
NICHOLASVILLE CITY	4,233	1/15/2003
OKEECHOBEE COUNTY TAX COLLECTOR	3,266	1/7/2003
OLIVE HILL CITY	935	1/29/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 6 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended January 31, 2003

Payee	Amount Paid	Check Date

ONEIDA COUNTY COMMISSIONER	79,678	1/15/2003
ONONDAGA COUNTY	4,843	1/14/2003
ONTARIO COUNTY COLLECTOR	541	1/15/2003
ORANGE COUNTY	350	1/29/2003
OWENSBORO CITY TREASURER	146,725	1/14/2003
PALM BEACH COUNTY TAX COLLECTOR	46,731	1/2/2003
PASQUOTANK COUNTY TAX COLLECTOR	19,571	1/3/2003
PATRICK COUNTY TREASURER	190	1/29/2003
PITT COUNTY	1,947	1/2/2003
PLYMOUTH TOWN	16,665	1/29/2003
PONTOTOC CITY TREASURER	1,643	1/24/2003
PONTOTOC COUNTY	1,474	1/31/2003
PRATTSBURGH TOWN	310	1/15/2003
RENSSELAER COUNTY BUREAU OF FIN	3,398	1/25/2003
RICHMOND CITY	6,283	1/9/2003
ROBESON COUNTY	—	1/2/2003
ROBESON COUNTY	3,037	1/20/2003
ROBESON COUNTY	—	1/22/2003
ROCKY MOUNT CITY	938	1/2/2003
SALISBURY TOWN MA	2,016	1/29/2003
SARATOGA COUNTY	7,688	1/29/2003
SCHUYLER COUNTY	551	1/29/2003
SECOND AND MAIN ASSOCIATES	1,709	1/23/2003
SHELBY TOWN HALL	227	1/15/2003
STOKES COUNTY	3,066	1/6/2003
STURGIS CITY	908	1/13/2003
SUNFLOWER COUNTY	3,794	1/14/2003
SURRY COUNTY TAX COLLECTOR	165	1/9/2003
SURRY COUNTY TAX COLLECTOR	2,013	1/20/2003
SURRY COUNTY TAX COLLECTOR	—	1/23/2003
SYKESVILLE TOWN	2,590	1/15/2003
TALLAHATCHIE CO TAX COLLECTOR	71	1/14/2003
TAX COLLECTOR OF PALM BEACH	8	1/24/2003
TAX COLLECTOR OF SEYMOUR	20,000	1/24/2003
TOSHIBA AMERICA INFORMATION	94	1/13/2003
TOWN OF ADAMS	1,470	1/15/2003
TOWN OF AMESBURY	34,339	1/29/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 7 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended January 31, 2003

Payee	Amount Paid	Check Date

TOWN OF BLAINE	572	1/2/2003
TOWN OF BOURNE	489	1/29/2003
TOWN OF BOURNE	1,638	1/31/2003
TOWN OF CASTALIA	92	1/2/2003
TOWN OF CORNISH	93	1/21/2003
TOWN OF DUBLIN	70	1/2/2003
TOWN OF DUNKIRK COLLECTOR	1,049	1/29/2003
TOWN OF DUXBURY	4,366	1/25/2003
TOWN OF GORDONSVILLE	121	1/29/2003
TOWN OF GREENBUSH	551	1/20/2003
TOWN OF KINGSTON	2,622	1/29/2003
TOWN OF LINCOLN	1,574	1/15/2003
TOWN OF MANCHESTER	450	1/29/2003
TOWN OF MARS HILL	79	1/9/2003
TOWN OF MARS HILL	3,006	1/10/2003
TOWN OF MARSHFIELD	3,194	1/29/2003
TOWN OF MARSHFIELD	7,234	1/31/2003
TOWN OF MCKENNEY	7	1/29/2003
TOWN OF MONT VERNON	663	1/24/2003
TOWN OF OAK BLUFFS	1,593	1/29/2003
TOWN OF OAKLAND	2,602	1/3/2003
TOWN OF ORONO	9,601	1/25/2003
TOWN OF PINETOPS COLLECTOR	174	1/9/2003
TOWN OF PORTER	262	1/14/2003
TOWN OF PROCTOR	3,781	1/25/2003
TOWN OF QUEENSBURY SUPERVISOR	479	1/20/2003
TOWN OF READING	23	1/15/2003
TOWN OF ROCKINGHAM	2,485	1/25/2003
TOWN OF ROCKLAND	3,753	1/25/2003
TOWN OF RUTLAND	12,310	1/2/2003
TOWN OF SANDWICH	30,175	1/29/2003
TOWN OF SHAFTSBURY	6,419	1/15/2003
TOWN OF SHEFFIELD MA	356	1/29/2003
TOWN OF SOUTH HILL	800	1/15/2003
TOWN OF SOUTH HILL	56	1/20/2003
TOWN OF SPRINGFIELD	6,393	1/2/2003
TOWN OF ST FRANCIS	1,049	1/29/2003
TOWN OF STONINGTON	1,599	1/15/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 8 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended January 31, 2003

Payee	Amount Paid	Check Date

TOWN OF STUART	62	1/29/2003
TOWN OF TISBURY	5,629	1/29/2003
TOWN OF WINDSOR	3,116	1/25/2003
TOWN OF WINDSOR	503	1/29/2003
TREASURER,TOWN OF FAIR HAVEN	3,188	1/25/2003
UNION COUNTY SHERIFF TREASURER	6,260	1/29/2003
URBANA TOWN	168	1/15/2003
URBANA TOWN	711	1/25/2003
VENTURA COUNTY TAX COLLECTOR	293	1/2/2003
VILLAGE PROPERTIES	669	1/30/2003
WARREN COUNTY NY TREASURER	26,832	1/25/2003
WARREN COUNTY NY TREASURER	6,923	1/29/2003
WARREN COUNTY TAX COLLECTOR	1,157	1/2/2003
WASHINGTON COUNTY TREASURER	20,505	1/25/2003
WEBSTER COUNTY SHERIFF TREASURE	5,621	1/13/2003
WELLSVILLE TOWN COLLECTOR	910	1/24/2003
WEST TISBURY TOWN	1,421	1/31/2003
WESTMORELAND COUNTY	5,722	1/15/2003
WETHERSFIELD TOWN	3,577	1/24/2003
WHEELER TOWN & COUNTY TAX	486	1/15/2003
WILMORE CITY	1,333	1/14/2003
WILSON COUNTY TAX ADMINISTRATOR	579	1/2/2003
WINCHESTER CITY	4,079	1/15/2003
YATES COUNTY TREASURER	5,368	1/24/2003
YATES COUNTY TREASURER	1,292	1/29/2003

TOTAL	$2,196,799

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 1 of 9

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

ALBANY COUNTY	911 Surcharge	$441	01/17/03
ALBEMARLE COUNTY	911 Surcharge	5,340	01/20/03
AMHERST COUNTY	911 Surcharge	10	01/20/03
BOARD OF EQUALIZATION	911 Surcharge	832	01/17/03
BOTETOURT COUNTY TREASURER	911 Surcharge	13	01/20/03
BUCHANAN COUNTY	911 Surcharge	12	01/21/03
CAMPBELL COUNTY	911 Surcharge	176	01/21/03
CATTARAUGUS COUNTY	911 Surcharge	28	01/17/03
CHESTERFIELD COUNTY	911 Surcharge	342	01/15/03
CHIEF FISCAL OFFICER	911 Surcharge	54	01/17/03
CITY OF BEDFORD	911 Surcharge	70	01/20/03
CITY OF BUENA VISTA	911 Surcharge	5	01/21/03
CITY OF CHARLOTTESVILLE	911 Surcharge	2,245	01/17/03
CITY OF HARRISONBURG	911 Surcharge	48	01/03/03
CITY OF LYNCHBURG	911 Surcharge	764	01/20/03
CITY OF MARTINSVILLE	911 Surcharge	122	01/20/03
CITY OF RICHMOND	911 Surcharge	2,144	01/20/03
CITY OF ROANOKE TREASURER	911 Surcharge	769	01/15/03
CITY OF SALEM	911 Surcharge	323	01/20/03
CITY OF WINCHESTER	911 Surcharge	230	01/20/03
CLINTON COUNTY TREASURER	911 Surcharge	18	01/17/03
COLUMBIA COUNTY TREASURER	911 Surcharge	19	01/17/03
COUNTY OF AUGUSTA TREASURER	911 Surcharge	10	01/03/03
COUNTY OF GENESEE	911 Surcharge	15	01/17/03
COUNTY OF HALIFAX	911 Surcharge	50	01/20/03
COUNTY OF OTSEGO	911 Surcharge	2	01/17/03
COUNTY OF PULASKI	911 Surcharge	9	01/20/03
CULPEPER COUNTY TREASURER	911 Surcharge	9	01/20/03
DIRECTOR OF FINANCE	911 Surcharge	8	01/17/03
E-911 AUTHORITY	911 Surcharge	4	01/17/03
ERIE COUNTY COMPTROLLER	911 Surcharge	6,177	01/17/03
ESSEX COUNTY TREASURER	911 Surcharge	61	01/17/03
EXECUTIVE DIRECTOR-NHBEC (E-911	911 Surcharge	373	01/17/03
FAUQUIER COUNTY TREASURER	911 Surcharge	24	01/20/03
FRANKLIN COUNTY PUBLIC SAFETY	911 Surcharge	16	01/20/03
GREENE COUNTY	911 Surcharge	5	01/17/03
GREENE COUNTY	911 Surcharge	21	01/24/03
HENRICO COUNTY	911 Surcharge	1,551	01/20/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 2 of 9

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

HERRY COUNTY TREASURER	911 Surcharge	18	01/20/03
LEXINGTON CITY TREASURER	911 Surcharge	8	01/20/03
MONTGOMERY COUNTY 911	911 Surcharge	11	01/17/03
MONTGOMERY COUNTY TREASURER	911 Surcharge	5	01/20/03
NORTON CITY TAX COLLECTOR	911 Surcharge	41	01/20/03
ORLEANS COUNTY TREASURER	911 Surcharge	10	01/17/03
OSET	911 Surcharge	79	01/17/03
PAGE COUNTY	911 Surcharge	15	01/20/03
PITTSYLVANIA COUNTY	911 Surcharge	576	01/20/03
POWHATAN COUNTY TREASURER	911 Surcharge	36	01/20/03
ROANOKE COUNTY TREASURER	911 Surcharge	174	01/20/03
SARATOGA COUNTY TREASURER	911 Surcharge	210	01/03/03
SARATOGA COUNTY TREASURER	911 Surcharge	175	01/17/03
SCHENECTADY COUNTY	911 Surcharge	67	01/17/03
SCHOHARIE COUNTY TREASURER	911 Surcharge	9	01/17/03
SPOTSYLVANIA COUNTY	911 Surcharge	50	01/17/03
TOWN OF CHRISTIANSBURG	911 Surcharge	13	01/20/03
TOWN OF PULASKI	911 Surcharge	7	01/20/03
TOWN OF TAZEWELL	911 Surcharge	36	01/20/03
TREASURER OF HANOVER COUNTY	911 Surcharge	367	01/20/03
TREASURER STATE OF MAINE	911 Surcharge	121	01/17/03
VINTON TREASURER	911 Surcharge	10	01/20/03
WARREN COUNTY TREASURER	911 Surcharge	12	01/20/03
WASHINGTON COUNTY TREASURER	911 Surcharge	274	01/22/03
WYOMING COUNTY NY	911 Surcharge	8	01/17/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	51,219	01/10/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	44,305	01/24/03
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	424	01/10/03
ARKANSAS USF	Gross Receipts Tax	5	01/25/03
CALIFORNIA HIGH COST FUND – A	Gross Receipts Tax	190	01/10/03
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	749	01/10/03
CALIFORNIA TELECONNECT FUND	Gross Receipts Tax	158	01/10/03
CITY OF AHLAMBRA	Gross Receipts Tax	6	01/14/03
CITY OF ARCADIA	Gross Receipts Tax	24	01/14/03
CITY OF ARCATA	Gross Receipts Tax	5	01/14/03
CITY OF BALDWIN PARK	Gross Receipts Tax	7	01/14/03
CITY OF BEAUMONT	Gross Receipts Tax	8	01/14/03
CITY OF BERKELEY	Gross Receipts Tax	7	01/14/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 3 of 9

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF BRAWLEY	Gross Receipts Tax	16	01/14/03
CITY OF BREMERTON	Gross Receipts Tax	55	01/25/03
CITY OF BURBANK	Gross Receipts Tax	96	01/14/03
CITY OF CALABASAS	Gross Receipts Tax	13	01/14/03
CITY OF COVINA	Gross Receipts Tax	8	01/14/03
CITY OF CULVER CITY	Gross Receipts Tax	8	01/14/03
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	17	01/14/03
CITY OF FONTANA	Gross Receipts Tax	19	01/14/03
CITY OF GLENDALE	Gross Receipts Tax	8	01/14/03
CITY OF HERMOSA BEACH	Gross Receipts Tax	19	01/14/03
CITY OF KALAMA	Gross Receipts Tax	14	01/17/03
CITY OF KELSO	Gross Receipts Tax	104	01/14/03
CITY OF LA HABRA	Gross Receipts Tax	55	01/14/03
CITY OF LA PALMA	Gross Receipts Tax	5	01/14/03
CITY OF LA VERNE	Gross Receipts Tax	26	01/15/03
CITY OF LONG BEACH	Gross Receipts Tax	12	01/15/03
CITY OF LONGVIEW	Gross Receipts Tax	268	01/17/03
CITY OF LOS ANGELES	Gross Receipts Tax	1,961	01/14/03
CITY OF MORENO VALLEY	Gross Receipts Tax	96	01/14/03
CITY OF NORWALK	Gross Receipts Tax	7	01/14/03
CITY OF PALOUSE	Gross Receipts Tax	71	01/17/03
CITY OF PASADENA	Gross Receipts Tax	12	01/14/03
CITY OF PICO RIVERA	Gross Receipts Tax	7	01/15/03
CITY OF PLACENTIA	Gross Receipts Tax	14	01/14/03
CITY OF PORT HUENEME	Gross Receipts Tax	11	01/14/03
CITY OF PULLMAN	Gross Receipts Tax	39	01/20/03
CITY OF REDONDO BEACH	Gross Receipts Tax	100	01/14/03
CITY OF RIVERSIDE	Gross Receipts Tax	26	01/14/03
CITY OF SALINAS	Gross Receipts Tax	5	01/16/03
CITY OF SAN BERNARDINO	Gross Receipts Tax	46	01/14/03
CITY OF SANTA ANA	Gross Receipts Tax	37	01/14/03
CITY OF SANTA MONICA	Gross Receipts Tax	222	01/14/03
CITY OF SEAL BEACH	Gross Receipts Tax	9	01/14/03
CITY OF SEATTLE	Gross Receipts Tax	15	01/20/03
CITY OF SEQUIM	Gross Receipts Tax	5	01/20/03
CITY OF SIERRA MADRE	Gross Receipts Tax	5	01/14/03
CITY OF SPOKANE	Gross Receipts Tax	13	01/20/03
CITY OF TORRANCE	Gross Receipts Tax	9	01/14/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 4 of 9

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF VANCOUVER	Gross Receipts Tax	10	01/20/03
CITY OF VENTURA	Gross Receipts Tax	51	01/14/03
CITY OF WESTPORT	Gross Receipts Tax	6	01/20/03
CITY OF WHITTIER	Gross Receipts Tax	30	01/14/03
CITY OF WOODLAND	Gross Receipts Tax	53	01/20/03
COMPTROLLER, CITY OF BUFFALO	Gross Receipts Tax	34,053	01/24/03
CPUC	Gross Receipts Tax	673	01/14/03
DEAF TRUST	Gross Receipts Tax	158	01/10/03
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	10,594	01/21/03
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	42	01/20/03
ILLINOIS DEPARTMENT OF REVENUE	Gross Receipts Tax	359	01/10/03
MASC TELECOMMUNICATIONS TAX	Gross Receipts Tax	314	01/14/03
NECA AUSF	Gross Receipts Tax	12	01/31/03
NECA KUSF	Gross Receipts Tax	34	01/15/03
NECA MTEAF	Gross Receipts Tax	18	01/15/03
NECA PAUSF	Gross Receipts Tax	1,580	01/14/03
NECA TX USF	Gross Receipts Tax	24	01/10/03
NECA VUSF	Gross Receipts Tax	329	01/20/03
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	202	01/20/03
PUBLIC UTILITY COMMISSION OF	Gross Receipts Tax	26	01/24/03
RHODE ISLAND DIVISION OF TAX	Gross Receipts Tax	178	01/25/03
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	3,399	01/10/03
UNIVERSAL LIFETIME TELEPHONE SE	Gross Receipts Tax	765	01/10/03
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	59,482	01/10/03
WYOMING UNIVERSAL SERVICE FUND	Gross Receipts Tax	13	01/14/03
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	3	01/13/03
BATH COUNTY SCHOOL D	Sales Tax	1,173	01/15/03
BEREA INDEPENDENT SCHOOL DIST	Sales Tax	1,696	01/15/03
BOARD OF EQUALIZATION	Sales Tax	192	01/31/03
BOURBON COUNTY SCHOOL	Sales Tax	570	01/15/03
BOYLE COUNTY SCHOOL DISTRICT	Sales Tax	1,513	01/15/03
BREATHITT COUNTY SCH	Sales Tax	955	01/15/03
BURGIN EDUCATION BO	Sales Tax	311	01/15/03
BUTLER COUNTY SCHOOL DISTRICT	Sales Tax	49	01/15/03
CARTER COUNTY SCHOOL	Sales Tax	1,544	01/15/03
CITY OF AURORA	Sales Tax	24	01/15/03
CITY OF COLORADO SPRINGS	Sales Tax	230	01/13/03
CITY OF FORT PAYNE	Sales Tax	48	01/21/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 5 of 9

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF LA HABRA	Sales Tax	24,230	01/10/03
CITY OF PALOUSE	Sales Tax	2,278	01/24/03
CITY OF REDONDO BEACH CA	Sales Tax	37,790	01/10/03
CITY OF SANTA MONICA	Sales Tax	132,041	01/13/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	603	01/13/03
COMMONWEALTH OF MASS	Sales Tax	923	01/14/03
COMMONWEALTH OF MASS	Sales Tax	389	01/20/03
COMMONWEALTH OF MASS	Sales Tax	8	01/21/03
COMMONWEALTH OF PENNSYLVANIA	Sales Tax	11	01/21/03
COMMONWEALTH OF PENNSYLVANIA	Sales Tax	77,471	01/22/03
COMPTROLLER OF MARYLAND	Sales Tax	3,578	01/13/03
COMPTROLLER OF MD	Sales Tax	7,672	01/22/03
CONNECTICUT DEPT OF REVENUE	Sales Tax	78,368	01/31/03
DANVILLE INDEPENDENT SCHOOL DIS	Sales Tax	4,636	01/15/03
DAVIESS CO BOARD OF EDUCATION	Sales Tax	16,297	01/15/03
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,743	01/09/03
DEPT OF REVENUE	Sales Tax	137	01/21/03
ELLIOTT COUNTY SCHOO	Sales Tax	297	01/15/03
FLORIDA DEPT OF REVENUE	Sales Tax	14	01/16/03
FLORIDA DEPT OF REVENUE	Sales Tax	195,757	01/21/03
FRANKLIN COUNTY SCHOOL DISTRICT	Sales Tax	100	01/15/03
GARRARD COUNTY SCHOOL DISTRICT	Sales Tax	999	01/15/03
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	12,490	01/15/03
HANCOCK COUNTY BOARD OF	Sales Tax	826	01/16/03
HARLAN COUNTY SCHOOL	Sales Tax	234	01/15/03
HARRISON COUNTY SCHOOL DISTRICT	Sales Tax	2,695	01/14/03
HARRODSBURG BOARD OF EDUCATION	Sales Tax	2,665	01/15/03
HENDERSON CO BOARD OF EDUCATION	Sales Tax	2,022	01/15/03
IDAHO STATE TAX COMMISSION	Sales Tax	609	01/15/03
INDIANA DEPT OF REVENUE	Sales Tax	1,093	01/16/03
INDIANA DEPT OF REVENUE	Sales Tax	13,108	01/21/03
INDIANA DEPT OF REVENUE	Sales Tax	8,969	01/22/03
JACKSON INDEPENDENT SCHOOLS	Sales Tax	464	01/15/03
KANSAS DEPT OF REVENUE	Sales Tax	16,502	01/24/03
KENTON COUNTY SCHOOL DISTRICT	Sales Tax	109	01/15/03
KENTUCKY REVENUE CABINET	Sales Tax	61	01/22/03
LAUREL COUNTY SCHOOL	Sales Tax	8,862	01/15/03
LEE COUNTY SCHOOL DI	Sales Tax	1,167	01/15/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 6 of 9

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

LESLIE COUNTY SCHOOL	Sales Tax	887	01/15/03
LETCHER COUNTY BOARD OF EDUCATI	Sales Tax	813	01/15/03
LINCOLN COUNTY BOARD OF EDUCATI	Sales Tax	1,281	01/15/03
LOGAN COUNTY SCHOOL DISTRICT	Sales Tax	36	01/15/03
MADISON COUNTY SCHOOL DISTRICT	Sales Tax	17,658	01/15/03
MAINE REVENUE SERVICE	Sales Tax	235,832	01/16/03
MANAGER OF REVENUE	Sales Tax	193	01/13/03
MARION COUNTY SCHOOL	Sales Tax	2,567	01/15/03
MCLEAN COUNTY SCHOOL DISTRICT	Sales Tax	79	01/15/03
MCLEAN COUNTY SCHOOL DISTRICT	Sales Tax	353	01/16/03
MENIFEE COUNTY SCHOO	Sales Tax	527	01/16/03
MERCER COUNTY SCHOOL DISTRICT	Sales Tax	1,647	01/16/03
MINOLTA CORPORATION	Sales Tax	523	01/03/03
MINOLTA CORPORATION	Sales Tax	4	01/30/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	4,663	01/13/03
MORGAN COUNTY SCHOOL	Sales Tax	1,275	01/16/03
NELSON COUNTY BOARD OF EDUCATIO	Sales Tax	1,100	01/16/03
NICHOLAS COUNTY SCHO	Sales Tax	543	01/16/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	14,663	01/14/03
NYS SALES TAX PROCESSING	Sales Tax	65,462	01/16/03
NYS SALES TAX PROCESSING	Sales Tax	9,160	01/20/03
OHIO COUNTY SCHOOL DISTRICT	Sales Tax	19	01/16/03
OKLAHOMA TAX COMMISSION	Sales Tax	1,029	01/10/03
OWENSBORO BOARD OF EDUCATION	Sales Tax	11,654	01/16/03
OWSLEY COUNTY BOARD OF EDUCATIO	Sales Tax	391	01/16/03
PA DEPARTMENT OF REVENUE	Sales Tax	41	01/16/03
PA DEPARTMENT OF REVENUE	Sales Tax	57,061	01/21/03
PA DEPT. OF REVENUE	Sales Tax	1,361	01/17/03
PA DEPT. OF REVENUE	Sales Tax	591	01/20/03
PA DEPT. OF REVENUE	Sales Tax	68,154	01/21/03
PARIS INDEPENDENT SCHOOLS	Sales Tax	2,629	01/16/03
PERRY COUNTY SCHOOL	Sales Tax	263	01/16/03
POWELL COUNTY SCHOOL	Sales Tax	2,361	01/16/03
ROCKCASTLE COUNTY SCHOOL	Sales Tax	738	01/16/03
SCOTT COUNTY SCHOOL	Sales Tax	5,808	01/16/03
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	45,677	01/22/03
STATE OF CONNECTICUT	Sales Tax	250,859	01/31/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 7 of 9

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

STATE TAX DEPARTMENT	Sales Tax	228,987	01/13/03
STATE TAX DEPARTMENT	Sales Tax	11,098	01/14/03
TENNESSEE DEPT OF REVENUE	Sales Tax	24,300	01/20/03
TOWN OF MT CRESTED BUTTE	Sales Tax	1,219	01/13/03
TREASURER OF STATE OF OHIO	Sales Tax	6,607	01/23/03
TREASURER STATE OF OHIO	Sales Tax	11,274	01/20/03
TREASURER STATE OF OHIO	Sales Tax	5,582	01/21/03
TREASURER STATE OF OHIO	Sales Tax	78,169	01/23/03
UNION COUNTY SCHOOL DISTRICT	Sales Tax	2,559	01/16/03
VERMONT DEPT OF TAXES	Sales Tax	245,948	01/23/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	8,856	01/15/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	3,620	01/16/03
WASHINGTON COUNTY BOARD OF EDU	Sales Tax	157	01/16/03
WASHINGTON DEPT OF REVENUE	Sales Tax	815	01/24/03
WEBSTER COUNTY BOARD OF	Sales Tax	813	01/16/03
WOLFE COUNTY SCHOOL	Sales Tax	730	01/16/03
WOODFORD COUNTY BOARD OF ED	Sales Tax	4,810	01/16/03
WORLDWIDE DIGITAL LLC	Sales Tax	—	01/13/03
ARIZONA DEPARTMENT OF REVENUE	Telecommunications Tax	47	01/13/03
BUREAU OF TAXATION	Telecommunications Tax	631	01/13/03
CITY OF GUNNISON	Telecommunications Tax	37	01/13/03
CITY OF GUNNISON	Telecommunications Tax	—	01/20/03
COLORADO DEPARTMENT OF REVENUE	Telecommunications Tax	518	01/13/03
COMMONWEALTH OF MASS	Telecommunications Tax	7,750	01/14/03
DEPT OF REVENUE	Telecommunications Tax	190	01/24/03
FLORIDA DEPT OF REVENUE	Telecommunications Tax	2,987,004	01/21/03
GEORGIA DEPARTMENT OF REVENUE	Telecommunications Tax	233	01/15/03
INDIANA DEPT OF REVENUE	Telecommunications Tax	162	01/16/03
KANSAS DEPT OF REVENUE	Telecommunications Tax	144	01/22/03
KENTUCKY REVENUE CABINET	Telecommunications Tax	1,441	01/22/03
KENTUCKY STATE TREASURER	Telecommunications Tax	44	01/14/03
KENTUCKY STATE TREASURER	Telecommunications Tax	1,609	01/15/03
MISSISSIPPI STATE TAX COMMISSIO	Telecommunications Tax	108	01/14/03
NEW JERSEY SALES TAX	Telecommunications Tax	1,569	01/14/03
NORTH CAROLINA DEPT OF REVENUE	Telecommunications Tax	933	01/13/03
PA DEPARTMENT OF REVENUE	Telecommunications Tax	16,541	01/21/03
STATE COMPTROLLER	Telecommunications Tax	301	01/15/03
STATE OF CONNECTICUT	Telecommunications Tax	326	01/29/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 8 of 9

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

STATE OF MICHIGAN	Telecommunications Tax	225	01/13/03
STATE OF RHODE ISLAND	Telecommunications Tax	51	01/14/03
TENNESSEE DEPT OF REVENUE	Telecommunications Tax	1,096	01/16/03
TREASURER OF STATE OF OHIO	Telecommunications Tax	8,404	01/23/03
VERMONT DEPT OF TAXES	Telecommunications Tax	1,228	01/23/03
ALBEMARLE COUNTY	Utility Tax	9,272	01/15/03
ASHLAND INDEPENDENT BOARD OF	Utility Tax	9,985	01/15/03
BEDFORD COUNTY	Utility Tax	148	01/15/03
BOYD COUNTY SCHOOL D	Utility Tax	3,137	01/15/03
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	552	01/15/03
CHESTERFIELD COUNTY	Utility Tax	155	01/15/03
CITY OF BALDWIN PARK	Utility Tax	4,374	01/10/03
CITY OF BEAUMONT	Utility Tax	1,764	01/10/03
CITY OF BRAWLEY	Utility Tax	6,199	01/10/03
CITY OF CHARLOTTSVILLE	Utility Tax	2,152	01/20/03
CITY OF FONTANA	Utility Tax	33,745	01/10/03
CITY OF HERMOSA BEACH	Utility Tax	16,641	01/10/03
CITY OF HERMOSA BEACH	Utility Tax	137	01/20/03
CITY OF HOLTVILLE	Utility Tax	1,460	01/10/03
CITY OF KELSO	Utility Tax	17,651	01/24/03
CITY OF LONGVIEW	Utility Tax	62,046	01/24/03
CITY OF LOS ANGELES	Utility Tax	119	01/20/03
CITY OF MARTINSVILLE	Utility Tax	179	01/20/03
CITY OF MORENO VALLEY	Utility Tax	52,710	01/10/03
CITY OF PICO RIVERA	Utility Tax	10,733	01/10/03
CITY OF PLACENTIA	Utility Tax	13,788	01/10/03
CITY OF PORT HUENEME	Utility Tax	7,917	01/10/03
CITY OF REDONDO BEACH CA	Utility Tax	4	01/20/03
CITY OF RICHMOND	Utility Tax	3,486	01/20/03
CITY OF ROANOKE TREASURER	Utility Tax	2,730	01/15/03
CITY OF SAN BERNARDINO	Utility Tax	64,444	01/10/03
CITY OF SAN BERNARDINO	Utility Tax	53	01/20/03
CITY OF SAN BUENAVENTURA	Utility Tax	27,247	01/10/03
CITY OF SANTA MONICA	Utility Tax	30	01/20/03
CITY OF TORRANCE	Utility Tax	17	01/20/03
CITY OF WINCHESTER	Utility Tax	17,434	01/17/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 9 of 9

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended January 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY TREASURER OF WAYNESBORO	Utility Tax	29,920	01/17/03
COUNTY OF MONTGOMERY	Utility Tax	9,573	01/17/03
HENRICO COUNTY	Utility Tax	546	01/20/03
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,431	01/15/03
LEWIS COUNTY BOARD OF	Utility Tax	936	01/15/03
LEWIS COUNTY SCHOOL	Utility Tax	30	01/15/03
LEXINGTON CITY TREASURER	Utility Tax	1	01/20/03
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	73	01/13/03
MATTHEWS, CAROLE, TREASURER	Utility Tax	21,498	01/16/03
RUSSELL INDEPENDENT	Utility Tax	5,895	01/16/03
STATE OF NEW HAMPSHIRE	Utility Tax	33,234	01/10/03
TOWN OF BLACKSBURG	Utility Tax	16,468	01/17/03
TOWN OF CHRISTIANSBURG	Utility Tax	53	01/15/03
TOWN OF SOUTH BOSTON	Utility Tax	4,634	01/17/03
TREASURER OF CHARLOTTESVILLE	Utility Tax	52,954	01/17/03
TREASURER OF HANOVER COUNTY	Utility Tax	57	01/20/03
VINTON TREASURER	Utility Tax	1	01/20/03

Total		$5,942,814

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 1 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended January 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$2,371,930
ACC CABLE HOLDINGS VA, INC.	081-02-41905	02-41905	—
ACC HOLDINGS II, LLC	081-02-41955	02-41955	—
ACC INVESTMENT HOLDINGS, INC.	081-02-41957	02-41957	755
ACC OPERATIONS, INC.	081-02-41956	02-41956	504,513
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	—
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	1,850,820
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	358,063
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	—
ADELPHIA ACQUISITION SUBSIDIARY, INC.	081-02-41860	02-41860	—
ADELPHIA ARIZONA, INC.	081-02-41859	02-41859	—
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	—
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	5,037,368
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	376,676
ADELPHIA CABLEVISION CORP.	081-02-41752	02-41752	1,037,221
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	819,081
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	—
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	6,126,253
ADELPHIA CABLEVISION OF NEW YORK, INC.	081-02-41892	02-41892	2,965,039
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	401,459
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	423,306
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	400,029
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	—
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,187,377
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	144,431
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	913,462
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	257,830
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	145,925
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	1,971,504
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	65,194
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	57,955,198
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,743,808
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	2,768,821
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	11,851,509
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	88,233
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.	081-02-41857	02-41857	300
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	2,484,764
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,208,740
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	184,369

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 2 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended January 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	2,072,086
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	—
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	—
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	2,127,835
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	250
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	—
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	250
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	5,000
ADELPHIA MOBILE PHONES, INC.	081-02-41852	02-41852	300
ADELPHIA OF THE MIDWEST, INC.	081-02-41794	02-41794	250
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	—
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	4,480,110
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.	081-02-41939	02-41939	25,808
ADELPHIA TELECOMMUNICATIONS, INC.	081-02-41851	02-41851	1,160,829
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	250
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	500
ARAHOVA COMMUNICATIONS, INC.	081-02-41815	02-41815	12,345
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	250
BADGER HOLDING CORP	081-02-41792	02-41792	300
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	245,868
BLACKSBURG/SALEM CABLEVISION, INC.	081-02-41759	02-41759	766,317
BRAZAS COMMUNICATIONS, INC.	081-02-41804	02-41804	300
BUENAVISION TELECOMMUNICATIONS, INC.	081-02-41938	02-41938	533,338
CABLE SENTRY CORPORATION	081-02-41894	02-41894	—
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	—
CCC-III, INC.	081-02-41867	02-41867	—
CCC-INDIANA, INC.	081-02-41937	02-41937	—
CCH INDIANA, LP	081-02-41935	02-41935	—
CDA CABLE, INC.	081-02-41879	02-41879	158,683
CENTURY ADVERTISING, INC.	081-02-41731	02-41731	296
CENTURY ALABAMA CORP	081-02-41889	02-41889	132,313
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	—
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	250
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	541,957
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	1,250
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	9,468,161
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	170,249
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 3 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended January 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	2,361,932
CENTURY CAROLINA CORP	081-02-41886	02-41886	509,574
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	135,274
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	4,658,453
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,489,412
CENTURY CULLMAN CORP	081-02-41888	02-41888	421,910
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	286,286
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	250
CENTURY FEDERAL, INC.	081-02-41747	02-41747	—
CENTURY GRANITE CABLE TELEVISION CORP.	081-02-41779	02-41779	—
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	1,560,147
CENTURY INDIANA CORP	081-02-41768	02-41768	250
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	250
CENTURY INVESTORS, INC.	081-02-41733	02-41733	300
CENTURY ISLAND ASSOCIATES, INC.	081-02-41771	02-41771	22,553
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	300
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	134,837
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	143,322
CENTURY MENDOCINO CABLE TELEVISION, INC.	081-02-41780	02-41780	925,115
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	790,663
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	128,143
CENTURY NEW MEXICO CABLE TELEVISION CORP.	081-02-41784	02-41784	5,572
CENTURY NORWICH CORP	081-02-41881	02-41881	1,149,446
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	599,854
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	300
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	—
CENTURY PROGRAMMING, INC.	081-02-41732	02-41732	300
CENTURY REALTY CORP.	081-02-41813	02-41813	—
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	300
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	300
CENTURY TRINIDAD CABLE TELEVISION CORP.	081-02-41790	02-41790	87,274
CENTURY VIRGINIA CORP	081-02-41796	02-41796	522,285
CENTURY VOICE AND DATA COMMUNICATIONS, INC.	081-02-41737	02-41737	250
CENTURY WARRICK CABLE CORP.	081-02-41763	02-41763	250
CENTURY WASHINGTON CABLE TELEVISION, INC.	081-02-41878	02-41878	250
CENTURY WYOMING CABLE TELEVISION CORP.	081-02-41789	02-41789	76,703
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	62,895
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	43,015,554

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 4 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended January 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	250
CHELSEA COMMUNICATIONS, INC.	081-02-41923	02-41923	1,185
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	8,037,232
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	—
CLEAR CABLEVISION, INC.	081-02-41756	02-41756	—
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	—
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	—
CORAL SECURITY, INC	081-02-41895	02-41895	—
COWLITZ CABLEVISION, INC.	081-02-41877	02-41877	918,101
CP-MDU I LLC	081-02-41940	02-41940	—
CP-MDU II LLC	081-02-41941	02-41941	—
E & E CABLE SERVICE, INC.	081-02-41785	02-41785	250
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	250
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	417,271
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	973,269
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	300
FOP INDIANA, LP	081-02-41816	02-41816	194,828
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	1,713,740
FRONTIERVISION CABLE NEW ENGLAND , INC.	081-02-41822	02-41822	990,465
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	300
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	300
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	300
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	250
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	250
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	250
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	24,811,482
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	250
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	50
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	250
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	—
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,781,600
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	250
GRAFTON CABLE COMPANY	081-02-41788	02-41788	250
GS CABLE, LLC	081-02-41907	02-41907	1,616,596
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	—
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.	081-02-41750	02-41750	2,003,468
HUNTINGTON CATV, INC.	081-02-41765	02-41765	30
IMPERIAL VALLEY CABLEVISION, INC.	081-02-41876	02-41876	512,034

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 5 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended January 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

KALAMAZOO COUNTY CABLEVISION, INC.	081-02-41922	02-41922	250
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	98,074
KOOTENAI CABLE, INC.	081-02-41875	02-41875	944,356
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	176,421
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	—
LOUISA CABLEVISION, INC.	081-02-41760	02-41760	37,648
MANCHESTER CABLEVISION, INC.	081-02-41758	02-41758	—
MARTHA’S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	182,729
MERCURY COMMUNICATIONS, INC.	081-02-41840	02-41840	58,510
MICKELSON MEDIA OF FLORIDA, INC.	081-02-41874	02-41874	278,599
MICKELSON MEDIA, INC.	081-02-41782	02-41782	107,353
MONTGOMERY CABLEVISION, INC.	081-02-41848	02-41848	250
MONUMENT COLORADO CABLEVISION, INC.	081-02-41932	02-41932	111,848
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	400
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	3,605,393
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	—
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	568,645
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,118,333
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,100,462
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	300
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	—
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	6,598
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	—
OWENSBORO INDIANA, LP	081-02-41773	02-41773	—
OWENSBORO ON THE AIR, INC.	081-02-41777	02-41777	530
OWENSBORO-BRUNSWICK, INC.	081-02-41730	02-41730	3,080,233
PAGE TIME, INC.	081-02-41839	02-41839	122,919
PARAGON CABLE TELEVISION, INC.	081-02-41778	02-41778	750
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	—
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	—
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	219,006
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	—
PARNASSOS, LP	081-02-41843	02-41843	19,331,892
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	450
PULLMAN TV CABLE CO., INC.	081-02-41873	02-41873	613,019
RENTAVISION OF BRUNSWICK, INC.	081-02-41872	02-41872	173,829
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	56,885
RIGPAL COMMUNICATIONS, INC.	081-02-41917	02-41917	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 6 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended January 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	448,305
S/T CABLE CORPORATION	081-02-41791	02-41791	300
SABRES, INC.	081-02-41838	02-41838	250
SCRANTON CABLEVISION, INC.	081-02-41761	02-41761	1,768,642
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.	081-02-41767	02-41767	102
SOUTHEAST FLORIDA CABLE, INC.	081-02-41900	02-41900	8,816,763
SOUTHWEST COLORADO CABLE INC.	081-02-41769	02-41769	154,039
SOUTHWEST VIRGINIA CABLE, INC.	081-02-41833	02-41833	714,980
STAR CABLE INC.	081-02-41787	02-41787	250
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,119,589
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	990,775
SVHH HOLDINGS, LLC	081-02-41837	02-41837	—
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	232,129
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	231,649
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	518,667
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	—
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	1,787,421
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	435
THE MAIN INTERNETWORKS, INC.	081-02-41818	02-41818	—
THE WESTOVER TV CABLE CO., INC.	081-02-41786	02-41786	269
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	730,605
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	250
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	500
TMC HOLDINGS, LLC	081-02-41802	02-41802	—
TRI-STATES, LLC	081-02-41810	02-41810	250
UCA LLC	081-02-41834	02-41834	5,819,372
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	—
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	250
VALLEY VIDEO, INC.	081-02-41870	02-41870	118,830
VAN BUREN COUNTY CABLEVISION, INC.	081-02-41832	02-41832	160,456
WARRICK CABLEVISION, INC	081-02-41866	02-41866	—
WARRICK INDIANA, LP	081-02-41865	02-41865	164,269
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	351,918
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,026,111
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	—
WESTVIEW SECURITY, INC	081-02-41896	02-41896	—
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	140,077
YOUNG’S CABLE TV CORP	081-02-41915	02-41915	196,505
YUMA CABLEVISION, INC.	081-02-41868	02-41868	954,080

TOTAL			$292,058,598

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 1 of 2

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Property & Inland Marine: All Risk Property Including Antennas, Microwave Dishes, Earth Stations, and Receiving Dishes	Royal Indemnity Company	RHD315165	05/16/00 - 05/16/03

Boiler & Machinery Inspection Contract	C N A	#BM1098496299	05/16/02 - 05/16/03

Difference in Conditions	Essex Insurance Company Underwriters @ Lloyds thru Western Re/Managers	MSP 6409 LLX40298	05/16/02 - 05/16/03 05/16/02 - 05/16/03

Transmission Lines/Business Interruption	United Assurance Co	TD051600	05/16/00 - 05/16/03

Commercial General Liability	Royal Insurance Co.	P2TS465832	05/16/02 - 05/16/03

Commercial Automobile	Royal Insurance Co.	P2TS465831 Liability (all states except Texas) P2TS465834 Texas Liability P2TS465833 Physical Damage	05/16/02 - 05/16/03

Worker’s Compensation	Royal Indemnity Co	P2AO 003261 all states except California & monopolistic states	05/16/02-05/16/03

California	State Compensation Insurance Fund	1695463-02	05/16/02-05/16/03

ACC Operations Inc (OH)	Ohio Bureau of Workers Compensation	1328524	Ongoing*

Washington State	WA Department of Labor & Industry	083 004 452	10/1/99 - Ongoing*

West Virginia	West Virginia Workers’ Compensation	20104948 101	10/1/99 - Ongoing*

Wyoming	Wyoming Department of Employment	366575	10/1/99 - Ongoing*

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 2 of 2

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02 - 11/23/03

Umbrella Excess Liability Excess Liability	Liberty Mutual Federal Insurance Co	TH1641004429-012 79808108	05/16/02 - 05/16/03 05/16/02 - 05/16/03

Executive Protection (Kidnap/Ransom & Extortion)	Federal Insurance	81516188	12/19/01 - 12/19/04

International Package	Great Northern Insurance Co.	73223119	05/16/02 - 05/16/03

Employee Dishonesty - ERISA	Hanover Insurance Co	BDR1680832	05/16/00 - 05/16/03

New York Disability	National Benefit Life	89100184825	01/01/02 - Ongoing*

Pollution Liability	Federal Insurance	37251845 37251846	01/01/03 - 01/01/04 01/01/03 - 01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas Insurance Services Limited)	D0999A1A00	12/31/00 - 12/31/03

Excess Directors & Officers Liability	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03
	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	10/28/02 - 10/28/03

Commercial General Liability	Scottsdale Insurance Co.	BCS0002136	09/26/01 - 03/26/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty - ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.